UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

IOVANCE BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒No fee required.

☐Fee paid previously with preliminary materials.

☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

825 Industrial Road, Suite 100

San Carlos, California 94070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 11:00 a.m. Eastern Daylight Savings Time on Wednesday, June 10, 2026

Dear Stockholders of Iovance Biotherapeutics, Inc.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Iovance Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 10, 2026, at 11:00 a.m. Eastern Daylight Savings Time. As in past years, the Annual Meeting will be held virtually, via live webcast. Stockholders will be able to attend the Annual Meeting and submit questions and vote their shares during the Annual Meeting, from any location that has internet connectivity. There will be no physical in-person meeting. You or your proxyholder will be able to participate and vote by visiting https://www.virtualshareholdermeeting.com/IOVA2026 and using your control number assigned by Broadridge. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the enclosed proxy statement. The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect six directors named in the proxy statement accompanying this notice to serve until the 2027 Annual Meeting of Stockholders;
2.	To approve, by non-binding advisory vote, the compensation of our named executive officers;
3.	To approve, by non-binding advisory vote, the frequency of future votes on the compensation of our named executive officers;
4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
5.	To approve an amendment to our 2020 Employee Stock Purchase Plan (the “2020 ESPP”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 1,000,000 shares;
6.	To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 500,000,000 shares to 650,000,000 shares; and
7.	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 6.

We will also consider and act upon other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 15, 2026, as the record date for the Annual Meeting. Only stockholders of record on April 15, 2026, are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

This proxy statement and our 2025 Annual Report can be accessed directly at the following internet address: https://www.virtualshareholdermeeting.com/IOVA2026.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet, telephone, or mail.

We appreciate your continued support of Iovance Biotherapeutics, Inc. and look forward to either greeting you at the Annual Meeting or receiving your proxy.

By order of the Board of Directors

Frederick G. Vogt, Ph.D., J.D.
Interim Chief Executive Officer and President, General Counsel [ ], 2026

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	2
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	9
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	10
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
EQUITY COMPENSATION PLAN INFORMATION	28
MANAGEMENT	29
EXECUTIVE COMPENSATION	31
PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	58
PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY “SAY ON PAY” VOTES	59
PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60
PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO OUR 2020 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES	62
PROPOSAL NO. 6 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 500,000,000 SHARES TO 650,000,000 SHARES	67
PROPOSAL NO. 7 — APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL 6	70
OTHER MATTERS	72
APPENDIX A	A-1
APPENDIX B	B-1

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 11:00 a.m. Eastern Daylight Savings Time on Wednesday, June 10, 2026

This proxy statement and the enclosed form of proxy are furnished by Iovance Biotherapeutics, Inc., a Delaware corporation (“we,” “our,” “us,” the “Company”, or “Iovance”), in connection with the solicitation of proxies by our Board of Directors for use at our 2026 Annual Meeting of Stockholders, and any postponements, adjournments, or continuations thereof (the “Annual Meeting”). As in past years, the Annual Meeting will be held virtually, via live webcast. Stockholders will be able to attend the Annual Meeting and submit questions and vote their shares during the Annual Meeting, from any location that has internet connectivity. There will be no physical in-person meeting. You or your proxyholder will be able to participate and vote by visiting https://www.virtualshareholdermeeting.com/IOVA2026 and using your control number assigned by Broadridge. Please see pages 2 to 8 of this proxy statement for further instructions on how to attend and vote your shares at the Annual Meeting. Stockholders can attend the meeting via the internet, at https://www.virtualshareholdermeeting.com/IOVA2026, by using the 16-digit control number which appears on your proxy card (printed in the box and marked by the arrow), and the instructions that accompanied your proxy materials. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report is first being mailed on or about April 30, 2026, to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: This proxy statement, the accompanying proxy card or voting instruction card and our 2025 Annual Report are also available at https://www.virtualshareholdermeeting.com/IOVA2026.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

What matters am I voting on at the Annual Meeting?

You will be voting:

●	To elect six directors to serve until the 2027 Annual Meeting of Stockholders;
●	To approve, by non-binding advisory vote, the compensation of our named executive officers;
●	To approve, by non-binding advisory vote, the frequency of our future votes on the compensation of our named executive officers;
●	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
●	To approve an amendment to our 2020 Employee Stock Purchase Plan (the “2020 ESPP”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 1,000,000 shares;
●	To approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of the Company’s common stock from 500,000,000 shares to 650,000,000 shares;
●	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 6; and
●	Upon any other business as may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?

Our Board of Directors recommends a vote:

●	Proposal No. 1 — “FOR” election of the nominees for directors named in this proxy statement;
●	Proposal No. 2 — “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement;
●	Proposal No. 3 — “ONE YEAR” as the frequency of future advisory votes on the compensation of our named executive officers;
●	Proposal No. 4 — “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;
●	Proposal No. 5 — “FOR” the approval of an amendment to our 2020 ESPP to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 1,000,000 shares;
●	Proposal No. 6 — “FOR” the approval of an amendment to the Charter to increase the number of authorized shares of the Company’s common stock from 500,000,000 shares to 650,000,000 shares; and
●	Proposal No. 7 — “FOR” the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 6.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 15, 2026 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 446,502,396 shares of our common stock outstanding. At the Annual Meeting, the stockholders will be entitled to one vote for each share of our common stock held by them on the Record Date. We do not have cumulative voting rights for the election of directors. On the Record Date, 194 shares of our Series A Convertible Preferred Stock (the “Series A Preferred”) were outstanding, which shares of Series A Preferred were convertible into 97,000 shares of common stock, and 1,932,667 shares of our Series B Convertible Preferred Stock (the “Series B Preferred”) were outstanding, which shares of Series B Preferred were convertible into 1,932,667 shares of common stock. However, except as otherwise required by law, the holders of shares of Series A

Preferred and Series B Preferred do not have the right to vote on matters that come before the stockholders. Accordingly, the holders of the Series A Preferred and Series B Preferred do not have the right to vote at the Annual Meeting in their capacities as holders of preferred stock.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting by using the online meeting website.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow the instructions under the next section, “How do I register for and attend the virtual-only Annual Meeting?” Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”

How do I register for and attend the virtual-only Annual Meeting?

There will be no physical in-person annual meeting of the stockholders in 2026. The Annual Meeting will be held virtually over the internet by means of a live audio webcast. Although the Annual Meeting will be held virtually, for the purposes of this proxy statement “in person” shall mean virtual attendance at the Annual Meeting. Only stockholders who own common stock as of the close of business on April 15, 2026, will be entitled to attend the virtual meeting. Any stockholder wishing to attend the virtual Annual Meeting should register for the meeting by 11:59 p.m. Eastern time on June 9, 2026. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

Registered Stockholders. If your shares are registered in your name and you wish to attend the online-only virtual meeting, go to https://www.virtualshareholdermeeting.com/IOVA2026, enter your 16-digit control number you received on your proxy card or Notice to attend the meeting.

Street Name Stockholders. Street name stockholders who wish to attend the online-only virtual meeting, go to https://www.virtualshareholdermeeting.com/IOVA2026, enter your 16-digit control number you received on your voting instruction card or Notice.

Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to:

●	Vote using the online meeting website at https://www.virtualshareholdermeeting.com/IOVA2026; and
●	Submit questions or comments to the Company’s officers during the meeting via e-mail or the virtual meeting webcast.

The question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through https://www.virtualshareholdermeeting.com/IOVA2026.

How many votes are needed for approval of each proposal?

The representation, in person or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of a quorum at the Annual Meeting. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote your shares on our “routine” matters but will not be permitted to vote your shares with respect to “non-routine” matters. The proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm is a routine matter, while the election of our directors, the proposal to approve, by non-binding advisory vote, the compensation of our named executive officers, the proposal to approve, by non-binding advisory vote, the frequency of the advisory vote on the compensation of our named executive officers, and the proposals to approve increases to the number of shares of the Company’s common stock authorized for issuance under our 2020 ESPP are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a broker “non-vote” on that matter.

Election of Directors (Proposal No. 1). For the election of directors, a majority of the votes cast shall be sufficient to elect a director; provided, that, for contested elections, directors shall be elected by a plurality of the votes cast if, as of the date of the Annual Meeting, the number of nominees exceeds the number of directors to be elected. If any director nominated for re-election at the Annual Meeting fails to receive more votes cast “for” his or her re-election than “against” his or her re-election, such director shall promptly tender his or her resignation for our Board of Director’s consideration. The Nominating and Corporate Governance Committee designated by our Board of Directors shall then make a recommendation to our Board of Directors to accept or reject the tendered resignation. Our Board of Directors will then have 90 days from the date the election results from the Annual Meeting are certified to notify the resigning director of its decision. Our Board of Directors may consider all relevant factors in making its decision, including any stated reasons for “against” votes, whether the underlying cause of the “against” votes are curable, the length of service and contributions by the resigning director to us, and whether the resignation would cause us to fail to comply with any applicable rules or requirements, would lead to a “change of control” as determined pursuant to any financing or other material agreement, or would cause us to default under any material agreements. If the resigning director’s tendered resignation is not accepted, such director will continue to serve on our Board of Directors. This proposal for the election of directors is not considered a routine matter. Broker “non-votes” will have no effect on this Proposal.

Advisory Vote on the Compensation of our Named Executive Officers (Proposal No. 2). For the advisory vote on the compensation of our named executive officers, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting is required for approval. This proposal to approve, by non-binding advisory vote, the compensation of our named executive officers is not considered a routine matter. Abstentions and broker “non-votes” will have no effect on this Proposal.

Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers (Proposal No. 3). For the advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, the frequency that receives the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker “non-votes”) at the Annual Meeting will be the frequency recommended by the stockholders. This proposal to approve, by non-binding advisory vote, the frequency of the advisory vote on the compensation our named executive officers is not considered a routine matter. Abstentions and broker “non-votes” will have no effect on this Proposal.

Ratification of Independent Accountants (Proposal No. 4). For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, an affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting is required for approval. This proposal to ratify the appointment of our independent registered public accounting firm is considered a routine matter. Brokers are entitled to vote on this matter without direction from you and therefore are included in the number of affirmative votes required to achieve a majority. Abstentions will have no effect on this Proposal.

Approval of an Amendment to our 2020 ESPP to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 1,000,000 shares (Proposal No. 5). For the approval of an amendment to the 2020 ESPP to increase the number of shares of our common stock authorized for issuance thereunder by 1,000,000 shares, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting is required for approval. This proposal to increase the number of shares of the Company’s common stock authorized for issuance under the 2020 ESPP is not considered a routine matter. Abstentions and broker “non-votes” will have no effect on this Proposal.

Approval of an Amendment to our Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of the Company’s Common Stock from 500,000,000 shares to 650,000,000 shares (Proposal No. 6). For the approval of an amendment to our Charter to increase the number of authorized shares of our common stock from 500,000,000 shares to 650,000,000 shares, the affirmative vote of the majority of shares outstanding is required for approval. Brokers are authorized to vote without direction from you and therefore are included in the number of affirmative votes required to achieve a majority. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present and are counted as a vote against for purposes of determining whether the foregoing proposal is approved.

Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 6 (Proposal No. 7). For the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 6, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting is required for approval. Abstentions and broker “non-votes” will have no effect on this Proposal. Because brokers have discretionary authority to vote on this Proposal, we do not expect any broker “non-votes” in connection with this Proposal.

Other Matters. The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

●	By Internet — You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card or voting instruction card sent to you.
●	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.
●	By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.
●	In Person — You may vote at the Annual Meeting by using the online website if you are a stockholder of record.

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to instruct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone, or on the internet. However, the availability of telephone and internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you follow the instructions under the section “How do I register for and attend the virtual-only Annual Meeting?” We encourage you to vote by proxy or by voting instruction card in advance of the Annual Meeting, even if you plan to attend the Annual Meeting in person.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

●	entering a new vote by following the internet voting instructions on the proxy card or voting instruction card;
●	returning a later-dated proxy card;
●	notifying the Corporate Secretary, in writing, at Iovance Biotherapeutics, Inc., 825 Industrial Road, Suite 100, San Carlos, California 94070; or
●	voting at the Annual Meeting by using the online website.

If you are a street name stockholder, your broker, bank, or other nominee can provide you with instructions on how to change your vote.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. Frederick G. Vogt, Ph.D., J.D. and Corleen Roche, or either of them, have been designated as proxies by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 30, 2026, to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Your broker will not have discretion to vote on the election of directors or any of the other proposals, which are “non-routine” matters, absent direction from you. Absent direction from you, shares not voted for our “non routine” matters will result in broker “non-votes”.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials, as well as hosting the virtual-only Annual Meeting. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of our Company may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. You are responsible for any internet access charges you may incur in connection with viewing our proxy materials or voting over the internet.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees, and is also environmentally friendly. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Iovance Biotherapeutics, Inc.

Attention: Corporate Secretary

825 Industrial Road, Suite 100

San Carlos, California 94070
Phone: 650-260-7120

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 31, 2026, which is 120 days prior to the first anniversary of the mailing date of this proxy. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Iovance Biotherapeutics, Inc.

Attention: Corporate Secretary

825 Industrial Road, Suite 100

San Carlos, California 94070

In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an Annual Meeting of Stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered Timely Notice (as defined below) to our Corporate Secretary, which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations, as specified in our bylaws.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto), or (3) properly brought before the meeting by a stockholder who has delivered Timely Notice (as defined below) to our Corporate Secretary.

“Timely Notice” is defined in our amended and restated bylaws as that date which is not less than 90 days nor more than 120 days prior to the one-year anniversary of the previous year’s Annual Meeting of Stockholders. As a result, in order for a stockholder to bring an item of business before the 2027 Annual Meeting of Stockholders, that item must be provided to our Corporate Secretary between February 10, 2027, and March 12, 2027, in accordance with the applicable provisions of our bylaws.

In addition to satisfying the requirements under our bylaws described above, to comply with the “universal proxy rules,” stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual

Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2027.

You may recommend candidates to our Board of Directors for consideration by our Nominating and Corporate Governance Committee by following the procedures set forth below in “Board of Directors and Corporate Governance — Director Nominations Process — Nomination of Directors by Stockholders.”

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. In addition, this and other information about our Company may be obtained at the web site maintained by the SEC that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s website is www.sec.gov. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The following is information concerning the nominees for election as directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holder will vote the proxies for such other nominee as he or she may determine. Each nominee currently serves as a director of the Company. The term of office of each director will expire at next year’s Annual Meeting of Stockholders and each elected director shall hold office until the expiration of the term and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees

Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, as nominees the following individuals for election as directors at the Annual Meeting:

Iain Dukes, D. Phil.

Athena Countouriotis, M.D.

Ryan Maynard

Wayne P. Rothbaum

Frederick G. Vogt, Ph.D., J.D.

Michael Weiser, M.D., Ph.D.

For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance” below.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of the above-mentioned nominees.

Majority Vote Requirement

As set forth in our Fourth Amended and Restated Bylaws, for all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a majority of the votes cast shall be sufficient to elect a director; provided, that, for contested elections, directors shall be elected by a plurality of the votes cast if, as of the date of the meeting of the stockholders, the number of nominees exceeds the number of directors to be elected. If any director nominated for re-election at an Annual Meeting fails to receive more votes cast “for” his or her re-election than “against” his or her re-election, such director shall promptly tender his or her resignation for our Board of Director’s consideration. The Nominating and Corporate Governance Committee designated by our Board of Directors shall then make a recommendation to our Board of Directors to accept or reject the tendered resignation. Our Board of Directors will then have 90 days from the date the election results from the applicable Annual Meeting are certified to notify the resigning director of its decision. Our Board of Directors may consider all relevant factors in making its decision, including any stated reasons for “against” votes, whether the underlying cause of the “against” votes are curable, the length of service and contributions by the resigning director to us, and whether the resignation would cause us to fail to comply with any applicable rules or requirements, would lead to a “change of control” as determined pursuant to any financing or other material agreement, or would cause us to default under any material agreements. If the resigning director’s tendered resignation is not accepted, such director will continue to serve on our Board of Directors. Broker “non-votes” will have no effect on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board of Directors, which is currently composed of seven members. The following table sets forth the names, ages as of the Record Date, and certain other information for the seven directors whose terms are expiring at the Annual Meeting and the individuals who are nominees for election as a director at the Annual Meeting.

Directors with Terms Expiring at the Annual Meeting/Nominees	Age	Position	Director Since
Iain Dukes, D. Phil.	67	Chairman of the Board of Directors	2016
Athena Countouriotis, M.D.	54	Director	2019
Ryan Maynard	56	Director	2015
Wayne P. Rothbaum	58	Director	2016
Frederick G. Vogt, Ph.D., J.D.	52	Interim Chief Executive Officer and President, General Counsel; Director	2024
Michael Weiser, M.D., Ph.D.	63	Director	2018
Wendy Yarno(1)	71	Director	2023

(1) As previously disclosed on a Current Report on Form 8-K filed on March 20, 2026, Ms. Yarno, who has been a member of our Board of Directors since 2023, has decided to retire from the Board of Directors and will not stand for re-election at the Annual Meeting. The Company thanks Ms. Yarno for her service to the Board of Directors.

Biographical information for each director and director nominee is included below.

Iain Dukes, D. Phil. Dr. Dukes joined our Board of Directors in August 2016 and was appointed Chairman of the Board on August 16, 2016. Dr. Dukes currently is a Venture Partner at OrbiMed Advisors LLC and the CEO of Eilean Therapeutics LLC. He previously served as Senior Vice President and Head of Business Development and Licensing for Merck Research Laboratories through May 2016. He joined Merck in August 2013. Prior to joining Merck, Dr. Dukes was Vice President of External Research & Development at Amgen, from August 2010 to August 2013. From 2007 to 2010, Dr. Dukes was the President and Chief Executive Officer, and a member of the board of directors, of Essentialis Therapeutics, a clinical stage biotechnology company focused on the development of breakthrough medicines for the treatment of rare metabolic diseases. From 2000 to 2007, Dr. Dukes was Vice President of Scientific and Technology Licensing at GlaxoSmithKline, and prior to that, from 1990 to 1999, he held various positions at Glaxo Wellcome, including Head of Exploratory Development for Metabolic and Urogenital Diseases and Head of Ion Channel Drug Discovery Group. He also serves on the board of directors at Ikena Oncology and Traws Pharma, and privately held biotechnology companies NeRRe Therapeutics, Rathlin Therapeutics, ENYO Pharma, Feldan Therapeutics and Angiex Therapeutics. Dr. Dukes holds M.J. and Doctor of Philosophy degrees from the University of Oxford, a M.S. degree in Cardiovascular Studies from the University of Leeds and a Bachelor of Science degree in Pharmacology from the University of Bath.

Our Board of Directors believes that Dr. Dukes is highly qualified to serve as a member of the Board of Directors because of his extensive experience in the pharmaceutical industry, including his service in senior management roles. Although Dr. Dukes is an executive officer of privately held companies and a board member of two other public companies, Dr. Dukes is able to devote the time necessary to our Board of Directors. We believe his experience makes him a valuable asset to the Board of Directors.

Athena Countouriotis, M.D. Dr. Countouriotis joined our Board of Directors in June 2019. Dr. Countouriotis is the co-founder and Chief Executive Officer of Avenzo Therapeutics, a private biotechnology company focused on oncology. Previously she was the President and Chief Executive Officer and a board member of Turning Point Therapeutics from 2018 until it was acquired by Bristol-Myers Squibb in August 2022. Dr. Countouriotis has also served as the Chief Medical Officer for multiple public biotechnology companies, including Adverum Biotechnologies, Halozyme Therapeutics and Ambit Biosciences. Earlier in her career, Dr. Countouriotis led development of products for Pfizer and Bristol-Myers Squibb, including Sutent®, Mylotarg®, Bosulif® and Sprycel®. She also serves on the board of directors at BioMarin and Passage Bio, and privately held biotechnology companies Umoja Biopharma, Leal Therapeutics and Recludix Therapeutics. Dr. Countouriotis holds an undergraduate degree from the University of California, Los Angeles and an M.D. from the Tufts University School of Medicine. She received training at the University of California, Los Angeles and at the Fred Hutchinson Cancer Research Center in the Pediatric Hematology-Oncology Program.

Our Board of Directors believes that Dr. Countouriotis is highly qualified to serve as a member of the Board of Directors because of her medical and business background and education, her experience as an executive of several biotechnology companies, and her experience in drug development. Although Dr. Countouriotis is an executive officer of a privately held company and a board member of two other public companies, Dr. Countouriotis is able to devote the time necessary to our Board of Directors. We believe her experience makes her a valuable asset to the Board of Directors.

Ryan Maynard. Mr. Maynard joined our Board of Directors in February 2015. Mr. Maynard is the Chief Financial Officer of Foghorn Therapeutics, Inc. Previously he served as Chief Financial Officer of Cara Therapeutics, Inc., a publicly-traded commercial-stage biopharmaceutical company, from September 2022 to 2025, and as the Chief Financial Officer of LetsGetChecked, from October 2019 to early 2022. Mr. Maynard was the Chief Financial Officer of Blade Therapeutics, Inc., a privately held biotechnology company, from February 2018 to June 2019. Until December 2017, he was the Executive Vice President and Chief Financial Officer of Rigel Pharmaceuticals, Inc., a public commercial-stage drug development company. He joined Rigel in September 2001 as Corporate Controller and was appointed as an Assistant Secretary in October 2001. In June 2006 he became Rigel’s Vice President of Finance and Acting Chief Financial Officer and became its Vice President and Chief Financial Officer in January 2007. Prior to joining Rigel, Mr. Maynard was Corporate Controller and Director of Finance and Accounting for Personify, Inc., an e-commerce software company, from November 1999 to April 2001. From July 1998 to October 1999, he served as Controller of General Magic, Inc. and from July 1994 to June 1998 he held various positions at Siliconix, Inc., most recently as Senior Finance Manager. He previously worked at Ernst & Young LLP. Mr. Maynard holds a B.S. in Commerce - Accounting from Santa Clara University.

Our Board of Directors believes that Mr. Maynard is highly qualified to serve as a member of the Board of Directors because of his extensive experience as the Chief Financial Officer of publicly traded and commercial stage biopharmaceutical companies, as well as his expertise in auditing and financial and other related matters pertaining to the operation of publicly traded pharmaceutical companies.

Wayne P. Rothbaum. Mr. Rothbaum joined our Board of Directors in June 2016. Mr. Rothbaum is president of Quogue Capital, a single-family office private equity fund focused on investing and supporting small to midcap life sciences companies. Mr. Rothbaum began his career at The Carson Group, a strategic consulting firm, where he managed its life sciences practice and boutique investment bank Evolution Capital. Following The Carson Group’s sale to Thomson Reuters in 2001, Mr. Rothbaum founded Quogue Capital, through which he has founded and/or invested in numerous private and public life sciences companies. In 2012, Mr. Rothbaum co-founded and was the Executive Chairman of Acerta Pharma, a private life sciences company he later sold to AstraZeneca. Acerta’s lead drug, Calquence® (acalabrutinib) was approved by the FDA for mantle cell lymphoma in 2017 and chronic lymphocytic leukemia in 2020. In 2016, Mr. Rothbaum also co-founded Kartos Therapeutics following the in-license of an investigational MDM2 inhibitor from Amgen. More recently, in 2019, he co-founded Telios Pharma after licensing a novel targeted therapy from Merck KGaA to treat selected blood cancers and ophthalmology diseases. Additionally, Mr. Rothbaum has taken a leadership role in transforming the Company, restructuring and reorganizing our Board of Directors, senior management and overall clinical operations and strategy. Currently, Mr. Rothbaum is a board member and our largest shareholder. Mr. Rothbaum graduated Phi Beta Kappa from Binghamton University in 1990 with a dual major in political science and psychology and received his MA in international economics from The George Washington University. He is listed as an inventor on many scientific patents and is published in numerous medical journals, including The New England Journal of Medicine, The Lancet and the Journal of Clinical Oncology.

Our Board of Directors believes that Mr. Rothbaum is highly qualified to serve as a member of the Board of Directors on the basis of his business background and education, his investment experience as the manager of an investment fund focused on the life sciences industry, and his experience serving in a leadership and management capacity with other biotechnology companies.

Frederick G. Vogt, Ph.D., J.D. Dr. Vogt became our Interim Chief Executive Officer and President on June 10, 2021, and became our General Counsel on July 1, 2017. He originally joined the Company in September 2016, and has 25 years of experience in the pharmaceutical and biopharmaceutical industries. Over more than eight years with the Company, Dr. Vogt has led our construction of the Iovance Cell Therapy Center (the “iCTC”), acquisition of Proleukin®, and approval and launch of Amtagvi®, among other major accomplishments. Prior to joining Iovance, Dr. Vogt practiced law at the international firm of Morgan, Lewis & Bockius LLP, focusing on intellectual property and business law in the life sciences and representing clients in patent strategy, transactional, and litigation matters.

Previously he served in numerous scientific, management, and legal roles of increasing responsibility over a period of 13 years at GlaxoSmithKline, where he focused primarily on oncology and cardiovascular drug development. While at GSK, Dr. Vogt made contributions to the development and approval of Hycamtin®️, Votrient®️, Tafinlar®️, and Mekinist®️. Dr. Vogt holds a B.S. in Chemistry from Ursinus College, a Ph.D. in Chemistry from the Pennsylvania State University, and a J.D. from Temple University. He has authored or co-authored more than 70 research papers and book chapters and is a co-inventor of numerous patent applications in the drug development and life sciences fields. He is admitted to practice in Pennsylvania and before the U.S. Patent and

Trademark Office, the U.S. District Court for the Eastern District of Pennsylvania, and the U.S. Court of Appeals for the Federal Circuit.

Our Board of Directors believes that Dr. Vogt is highly qualified to serve as a member of the Board of Directors because of his medical, legal, investment, and business background and education and extensive experience in the pharmaceutical industry, including his service and track record of success in senior management roles at the Company. We believe his experience makes him a valuable asset to the Board of Directors.

Michael Weiser, M.D., Ph.D. Dr. Weiser joined our Board of Directors in March 2018. He is the founder and has been a principal of Actin Biomed LLC since 2006. Actin Biomed is a healthcare investment firm focused on the discovery and development of novel treatments for unmet medical needs. Prior to joining Actin Biomed, Dr. Weiser was the Director of Research at Paramount BioCapital, Inc., a pharmaceutical development and healthcare investment firm. Dr. Weiser previously served as the chairman of the board of directors of Chelsea Therapeutics International, Ltd., a development stage pharmaceutical company that was acquired by H. Lundbeck A/S in 2014, served on the board of directors of Ziopharm Oncology, Inc., a publicly traded biopharmaceutical company focused on immunotherapies in oncology and served on the board of directors of Emisphere Technologies, Inc., a pharmaceutical and drug delivery company. Dr. Weiser holds a B.A. in Psychology from the University of Vermont, received his M.D. from New York University School of Medicine and completed his Ph.D. in Molecular Neurobiology at Cornell University Medical College.

Our Board of Directors believes that Dr. Weiser is highly qualified to serve as a member of the Board of Directors because of his medical and business background and education, his experience serving on boards of directors, and his investment experience as the manager of an investment fund focused on biotechnology companies.

Wendy Yarno. Ms. Yarno joined our Board of Directors in June 2023. Ms. Yarno retired in September 2008 from Merck & Co., Inc., following a 26-year career there in commercial and human resource positions of increasing seniority, most recently Executive Vice President and Chief Marketing Officer before she retired. In that role, Ms. Yarno led an organization charged with global commercialization strategy and all aspects of supporting pre-and post-launch commercialization of pharmaceuticals in more than 20 therapeutic areas. Ms. Yarno currently serves on the board of directors of publicly traded life sciences companies Ideaya Bio, Inc., Tarsus Pharmaceuticals, Inc., and Inovio Pharmaceuticals, Inc. She formerly served on the boards of St. Jude Medical, Inc., MyoKardia, Inc., Medivation, Inc., Global Blood Therapeutics, Inc., Aratana Therapeutics, Inc., Alder Biopharmaceuticals, Inc. and Durata Therapeutics, Inc., prior to their acquisitions. Ms. Yarno received a B.S. in Business Administration from Portland State University and an M.B.A. from Temple University.

Our Board of Directors believes that Ms. Yarno is highly qualified to serve as a member of the Board of Directors because of her extensive experience in the pharmaceutical industry, including her service in senior management roles and her experience serving on boards of directors. Although Ms. Yarno is a board member of three other public companies, Ms. Yarno is able to devote the time necessary to our Board of Directors. We believe her experience makes her a valuable asset to the Board of Directors.

Director Independence

Our Board of Directors has determined that six of our seven current directors qualify as “independent directors” as defined under the applicable Nasdaq Stock Market LLC Rules and the rules of the SEC, satisfy the independence criteria set forth in Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that are inconsistent with a finding of their independence as members of our Board of Directors. Our only director who has not been determined to be independent is Dr. Vogt, who serves as our Interim Chief Executive Officer and President, and General Counsel. Our Board of Directors has determined that Mr. Maynard, Dr. Weiser, and Ms. Yarno, the current members of our Audit Committee, also are “independent” for purposes of service as the members of our Audit Committee.

Board Diversity

As noted below, when considering director candidates, our Nominating and Corporate Governance Committee considers any diversifying factors they deem appropriate, including a variety of opinions, perspectives, personal and professional experiences and backgrounds, as well as other differentiating characteristics.

Corporate Governance Highlights at a Glance

What we do	What we do not do
Annual Election of Directors by Majority Vote	No Poison Pill
Robust Independent Director Role	No Supermajority Voting Provisions
Majority of Independent Directors	No Classified Board
Non-Executive Chairperson
Regular Non-Executive Director Executive Sessions
Proactive Stockholder Engagement
Annual Say on Pay Vote

Director Nominations Process

The Nominating and Corporate Governance Committee administers our director nominations process and establishes criteria for Board of Directors member candidates and the process by which candidates for inclusion in our recommended slate of director nominees are selected. The Committee’s charter is available under the “Investors” section of our website at www.iovance.com, under “Corporate Governance — Governance Highlights.”

Minimum Criteria for Board of Directors Members. Under the director nominations process, each Board of Directors candidate must possess at least the following specific minimum qualifications:

●	The candidate shall be prepared to represent the best interests of all of our stockholders and not just one particular constituency.
●	The candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and established a record of professional accomplishment in his or her chosen field.
●	Neither the candidate nor any family member (as defined in The Nasdaq Stock Market LLC Rules) or affiliate or associate (each as defined in SEC rules) shall have any material personal, financial or professional interest in any of our current or potential competitors.
●	The candidate shall be prepared to participate fully in Board of Directors activities, including, if eligible, active membership on at least one committee and attendance at, and active participation in, meetings of the Board of Directors and any committee of which he or she is a member, and not have other personal or professional commitments that would, in the Nominating and Corporate Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.

Desirable Qualities and Skills. The Nominating and Corporate Governance Committee also considers it desirable that each candidate should:

●	Contribute to our Board of Directors’ perspectives, personal and professional experiences and backgrounds, as well as other differentiating characteristics.
●	Add positively to the collaborative culture among Board of Directors members.
●	Possess professional and personal experiences and expertise relevant to our goal of being a leading biopharmaceutical company. At this stage of our development, relevant experiences might include, among other things, large biotechnology or pharmaceutical company chief executive officer or senior management experience, senior-level management experience in medical research or clinical development activities in the fields of oncology, immunology or molecular biology within a public company or large university setting, and relevant senior-level expertise in one or more of finance, accounting, sales and marketing, organizational development and public relations.

Internal Process for Identifying Candidates. The Nominating and Corporate Governance Committee has two primary methods for identifying Board of Directors candidates. On a periodic basis, the Nominating and Corporate Governance Committee may solicit suggestions for possible candidates from a number of sources, which may include members of the Board of Directors, our senior executives, individuals personally known to members of the Board of Directors, and independent research by either members of the Board of Directors or our senior executives. The Nominating and Corporate Governance Committee may also use its authority under its Charter to retain at the Company’s expense one or more search firms to identify candidates. If a search firm is used, it may be asked to identify possible candidates who meet minimum and desired qualifications; interview and screen candidates and conduct appropriate background and reference checks; act as a liaison among the Board of Directors, the Nominating and Corporate Governance Committee, and the candidate during the screening and evaluation process; and be available for consultation as needed by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority under its Charter to approve such firms’ fees and other retention terms.

Nomination of Directors by Stockholders. The Nominating and Corporate Governance Committee will also consider properly submitted stockholder nominations for candidates for membership on the Board of Directors. Any of our stockholders may recommend one or more eligible persons for election as a director at an Annual Meeting of Stockholders if the stockholder provides the recommendation to our Corporate Secretary at our principal executive offices not less than 90 days and not more than 120 days prior to the anniversary of the date of the proxy statement released to stockholders in connection with the previous year’s annual meeting. In the event that we set an annual stockholders meeting date that is not within 30 days before or after the date of the immediately preceding annual stockholders meeting, the stockholder’s recommendation must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of that date was made, whichever occurs first. To be eligible for consideration, a candidate proposed by a stockholder must be independent of the stockholder providing the nomination in all respects, as determined by the Nominating and Corporate Governance Committee or by applicable law, qualify as an “independent director” under The Nasdaq Stock Market LLC Rules and meet the Minimum Criteria for Board of Directors Members set forth above.

Evaluation of Candidates. The Nominating and Corporate Governance Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating and Corporate Governance Committee’s or other director’s initial evaluation, a candidate continues to be of interest, the Nominating and Corporate Governance Committee Chair or one or more other directors will interview the candidate and communicate the interviewer(s)’ evaluation to the other Nominating and Corporate Governance Committee member(s), the Chairman of the Board of Directors, the Chief Executive Officer, and the independent members of the Board of Directors. Later reviews will be conducted by other members of the Nominating and Corporate Governance Committee, the Board of Directors and senior management. Ultimately, background and reference checks will be conducted, and the Nominating and Corporate Governance Committee will meet to finalize its list of recommended candidates for the Board of Directors’ consideration.

Timing of the Identification and Evaluation Process. Our fiscal year is the calendar year. The Nominating and Corporate Governance Committee expects generally to meet one or more times to consider, among other things, candidates to be recommended to the Board of Directors for inclusion in our recommended slate of director nominees for the next annual meeting and our Proxy Statement. Our Board of Directors usually meets each March or early April and at that meeting approves, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in May or June. All candidates, whether identified internally or by a nomination received from a stockholder, who after evaluation are recommended by the Nominating and Corporate Governance Committee and the independent members of the Board of Directors, and approved by the Board of Directors, will be included in our recommended slate of director nominees in our Proxy Statement.

Meetings of the Board of Directors

The property, affairs and business of our Company are conducted under the supervision and management of our Board of Directors, as called for under the laws of Delaware and our bylaws. Pursuant to our bylaws, our Board of Directors may establish committees of one or more directors from time to time, as it deems appropriate.

Our common stock currently is listed on The Nasdaq Global Market. A majority of our directors currently are “independent directors” as defined under The Nasdaq Stock Market LLC Rules, which define an “independent director” as “a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board of Directors.

Our Board of Directors has determined that, for the purposes of serving on our Board of Directors for 2025, six of our seven directors were “independent” under The Nasdaq Stock Market LLC Rules. Our only director who has not been determined to be independent is Dr. Vogt, who serves as our Interim Chief Executive Officer and President, and General Counsel.

Our Board of Directors held three meetings during the fiscal year ended December 31, 2025, which included meetings of the non-executive directors of the Board of Directors. Each director attended at least 75% of the aggregate of all meetings of the Board held during the period in which he or she served as a director and the total number of meetings held by the committee(s) on which he or she served during the period. Our Board of Directors also acted by written consent multiple times during 2025.

Executive Sessions

During the fiscal year ended December 31, 2025, for each regular meeting of the Board of Directors and for each meeting of a standing committee of the Board of Directors, an executive session was held.

Committees of the Board of Directors

Our Board of Directors has a standing Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. During the fiscal year ended December 31, 2025, the Audit Committee held four meetings, the Nominating and Corporate Governance Committee held no meetings, and the Compensation Committee held two meetings. The Compensation Committee also acted by written consent during 2025.

Current committee memberships are as follows:

Audit Committee

The Audit Committee currently consists of:

Ryan Maynard (Chair)

Michael Weiser, M.D., Ph.D.

Wendy Yarno

The Audit Committee operates pursuant to a written charter. Among other things, the Audit Committee is responsible for:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and Code of Conduct and Ethics;
●	overseeing our internal audit function;
●	meeting independently with our internal auditing staff or consultants, independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions;
●	discussing with management and the Board of Directors policies with respect to risk assessment and risk management, including cybersecurity, data privacy, and other information technology risks and strategies;
●	periodically reviewing and assessing the adequacy of our insurance programs, including directors’ and officers’ insurance programs, and recommending any changes to such programs to our Board of Directors; and

●	preparing the Audit Committee Report required by SEC rules (which is included on page 23 of this proxy statement).

As of the date of this proxy statement, Mr. Maynard, Dr. Weiser, and Ms. Yarno constitute all of the members of the Audit Committee. Ms. Yarno has decided to retire from the Board of Directors and will not stand for re-election at the Annual Meeting. Following the Annual Meeting, as such, Ms. Yarno will also retire from the Audit Committee. All of the members of the Audit Committee are non-employee directors and independent as defined under The Nasdaq Stock Market LLC Rules. Mr. Maynard is the current chief financial officer of Foghorn Therapeutics, Inc., and the former chief financial officer of other public companies, most recently Cara Therapeutics, Inc., where he served in that role from 2022-2025, and Rigel Pharmaceuticals, Inc., where he served in that role for more than 10 years. Because of his knowledge of financial, audit and accounting matters, our Board of Directors has designated him as the “audit committee financial expert” of the Audit Committee.

The Audit Committee operates pursuant to a written charter, which is available under the “Investors” section of our website, www.iovance.com, under “Corporate Governance — Governance Highlights”.

Compensation Committee

The Compensation Committee currently consists of:

Michael Weiser, M.D., Ph.D. (Chair)

Athena Countouriotis, M.D.

Wayne P. Rothbaum

The Compensation Committee operates pursuant to a written charter. Among other things, the Compensation Committee is responsible for the compensation of our executives and directors. As part of its responsibilities, the Compensation Committee has the following duties and responsibilities:

●	Establish peer group, annual base salary and annual incentive compensation amounts for executive officers and determine annual incentive levels and the operational and any other goals to be met to earn annual and long-term incentive awards.
●	Review and evaluate the performance and leadership of the Chief Executive Officer and determine the amounts of annual and any long-term incentive awards and any adjustment to the annual salary and annual incentive compensation amounts based upon such performance and other factors as the Compensation Committee deems appropriate.
●	Review the performance of the other executive officers and either approve or recommend Board of Directors approval of the amounts of annual and any long-term incentive awards and any adjustments to the annual salary and annual incentive compensation amounts based upon such performance and other factors as the Compensation Committee deems appropriate.
●	Review the compensation of non-employee directors and recommend to the Board of Directors, for its approval, the components and amounts of compensation for non-employee directors.

As part of its other responsibilities, the Compensation Committee reviews and approves any reports required by the SEC for inclusion in the annual report and proxy statement, provides general oversight of our compensation structure, and, if deemed necessary, retains and approves the terms of the retention of compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include reviewing the performance of executive officers; reviewing and approving objectives relevant to executive officer compensation; administering our equity-based and incentive compensation plans; and establishing compensation policies and practices for service on our Board of Directors and its committees and for the Chairman of our Board of Directors.

In the Compensation Committee’s sole discretion, the Committee has the authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor after taking into consideration the independence of such compensation consultant, legal counsel or other advisor. Our Compensation Committee requires any compensation consultant, legal counsel or other advisor retained by the Compensation Committee, or who otherwise provides advice to the Compensation Committee, to be independent.

The Compensation Committee has granted our Chief Executive Officer the authority to grant equity to (i) newly hired non-executive employees, and (ii) non-executive employees as part of our annual performance review. The Compensation Committee has established certain parameters within which non-executive equity may be granted by our Chief Executive Officer.

The Compensation Committee is responsible for developing employment compensation policies for our Company, including ensuring that the policies are sufficiently attractive to retain our Company’s existing employees and to incentivize prospective employees. For a description of the processes and procedures used by the Compensation Committee for the consideration and determination of executive and director compensation, see “Executive Compensation-Compensation Discussion and Analysis.”

Our Board of Directors has determined that each of the current members of the Compensation Committee is “independent” under the current independence standards of The Nasdaq Stock Market LLC Rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of:

Iain Dukes, D.Phil. (Chair)

Athena Countouriotis, M.D.

Michael Weiser, M.D., Ph.D.

The Nominating and Corporate Governance Committee recommends candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by our Board of Directors; develops and regularly reviews corporate governance principles and related policies for approval by our Board of Directors; oversees the organization of our Board of Directors to discharge its duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance. The Nominating and Corporate Governance Committee also oversees an annual assessment by the Board of Directors of its performance. In addition, the Nominating and Corporate Governance Committee oversees succession planning for executive officers in conjunction with the Board of Directors.

Usually, nominees for election to our Board of Directors are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board of Directors members, our current directors will consider such factors as they deem appropriate to assist in developing a Board of Directors and committees thereof that are comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity, other than as may be prescribed by law, when evaluating candidates for election to our Board of Directors. However, our Board of Directors believes that membership should reflect diversity in its broadest sense and that no one should not be chosen nor excluded based on race, color, gender, national origin, or sexual orientation. In this context, our Board of Directors does consider a candidate’s experience, education, industry knowledge, history with the Company, independence, and differences of viewpoint when evaluating his or her qualifications for election to our Board of Directors. In evaluating such candidates, our Board of Directors seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, our Board of Directors determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

Our Board of Directors has determined that each of the current members of the Nominating and Corporate Governance Committee is “independent” under the current independence standards of The Nasdaq Stock Market LLC Rules.

Scientific Committee

In October 2020, the Board of Directors formed an ad hoc committee, which we refer to as the Scientific Committee, consisting of Mr. Rothbaum and Dr. Weiser as the two directors on this committee. The Scientific Committee also includes Dr. Vogt as a management participant in an advisory capacity, and the Scientific Committee also consults with other members of management and engages outside consultants where additional expertise is required. The Scientific Committee is primarily responsible for providing management with hands-on guidance with respect to product development, regulatory affairs, and clinical development matters, reviewing the Company’s regulatory strategy and any material filings and communications with the U.S. Food and Drug Administration (the “FDA”) and other regulatory agencies regarding any of the Company’s clinical programs, and assisting with the Company’s commercialization of its products. The Scientific Committee will remain active until such time as the Board of Directors decides to disband this committee if and when it is no longer needed. The Scientific Committee remained active throughout the year ended December 31, 2025, and continues to remain active into 2026.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. Our Chairman and Chief Executive Officer positions are filled by two different individuals, allowing for greater independence between the Board of Directors and management.

Our Board of Directors is comprised of seven directors, of whom six are independent in accordance with the applicable Nasdaq independence listing standards. Our Board of Directors and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Each of the independent directors has access to the executive officers of the Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.

Management is responsible for the day-to-day management of risks the Company faces, while our Board of Directors as a whole plays an important role in overseeing the identification, assessment, and mitigation of such risks. Our Board of Directors reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with the Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board of Directors. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, our Board of Directors, as a whole and acting through any established committees, consults with management to evaluate and, when appropriate, modify our risk management strategies.

Stockholder Communication with Members of the Board of Directors

Stockholders who wish to communicate with members of our Board of Directors may contact us at our principal executive office at 825 Industrial Road, Suite 100, San Carlos, California 94070. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to Dr. Dukes, currently the Chairman of our Board of Directors, or to the particular director to whom they are addressed, or presented to the full Board of Directors or the particular director at the next regularly scheduled Board of Directors meeting.

Board of Directors Members’ Attendance at Annual Meetings

It is the Company’s policy to request that each director and director nominee attend the Annual Meeting of Stockholders. Virtual attendance of our directors at our Annual Meeting was permitted in 2025 and continues to be permitted in 2026. In accordance with this policy, each director and director nominee attended the Annual Meeting of the Stockholders held on June 10, 2025.

Code of Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics that applies to our officers, directors and employees (“Code of Ethics”). A copy of our Code of Ethics will be furnished without charge to any person upon written request. Requests should be sent to: Corporate Secretary, Iovance Biotherapeutics, Inc., 825 Industrial Road, Suite 100, San Carlos, California 94070. Our Code of Ethics is also available under the “Investors” section of our website, www.iovance.com, under “Corporate Governance — Governance Highlights”.

Commitment to Corporate Responsibility

Our corporate responsibility is fundamental to our long-term success, as well as our commitment to healthcare for cancer patients in need of new treatment options. It is also now more than ever important to our stakeholders. We have a strong commitment to environmental, social, and governance (“ESG”) issues and to adding to these efforts as we grow. We will continue to focus on ESG issues during 2026.

Positive Working Environment. Managing our people responsibly and respectfully is critical to the ongoing success of our business. We strive to provide development initiatives and career opportunities for our staff through formal training and development programs, as well as mentoring, shadowing and internal transfer practices. We recognize their contributions to our business success in which each team member plays a unique and vital role. We acknowledge and celebrate employees and teams that embody our company values of patient-centricity, integrity, agility, innovation, collaboration and excellence.

Diversity. We believe that our workforce should reflect the rich diversity of the communities where we are based. Embracing and celebrating our employees’ diversity not only strengthens our culture, it also positively impacts our performance by the inclusion of multiple viewpoints and experiences. Hiring for diversity of thought, background, and experience, continues to be an area of focus as we grow our company.

Ethics and Corporate Governance. We aspire to maintain the highest ethical standards. All of our employees are required to adhere to our Iovance Code of Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must (i) be truthful and honest both internally and in our business dealings with each other, and (ii) make all decisions responsibly, constructively and equitably without bias as to race, color creed, religion, national origin, sex, marital status, age, veteran’s status or membership in any other protected class or receipt of public assistance.

Environment, Health & Safety. We believe that health and safety are everyone’s responsibility. Iovance aspires to operate an integrated Environment, Health, and Safety Management System that ensures its facilities operate to internationally recognized standards. This framework includes compliance with government regulations and commitments to continuously improve the health and safety of the workforce as well as minimizing the impact of the operations on the environment. We strive for an injury-free workplace, and we are committed to prevention programs that promise strong performance in all our operations. We continue to make progress on defining our key performance indicators for safety, measured by tracking several indicators, including but not limited to injury and illness rates, such as lost workday incidents, days away from work, and recordable incidents. During 2025, Iovance had an overall recordable incident rate of 1.32 with zero lost workday cases.

Our comprehensive Environment, Health, and Safety (“EHS”) program focuses risk mitigation by identifying, assessing, and correcting hazards. We continue to utilize Enablon as our incident management software to enable an integrated company-wide solution for incident reporting, investigation, and root cause analysis of incidents and “Good Catches” near misses. The approach not only improves visibility and efficiency, but it also means all Iovance personnel will be able to learn from any incident.

Access to controlled areas is dependent on the employee’s role, training, and business need, a policy that protects both employee safety and laboratory and manufacturing integrity. Emergency response teams exist at each location to account for all employees at Iovance buildings during an emergency evacuation. We offer regular training on the use of fire extinguishers. Additional trainings are assigned to employees based on their job duties and may include topics such as bloodborne pathogens, personal protective equipment, hazard communication, ergonomics, fall prevention, and control of hazardous energy.

As part of the EHS program, each manufacturing site has formed a cross-functional Safety Committee to review and analyze safety metrics and incidents to identify potential trends, provide feedback on action plans, and drive initiatives to increase awareness and improve performance. Each Safety Committee has membership from different functions and levels in the organization and is supervised by a site management team that reviews safety metrics, incidents, and Safety Committee performance on at least a quarterly basis.

Environmental Impacts. At Iovance, we recognize the importance of conducting our operations in an environmentally responsible manner. Our goal is to have zero accidental releases, non-compliances, and fines. During this reporting period, Iovance achieved this goal and compliance with all applicable environmental laws and regulations. There is shared accountability for EHS, led by the Senior Manager of Environment, Health, and Safety and also overseen by members of site management. We continue to develop our environmental indicators as we move toward tracking and trending our waste recycling rate, total waste, energy and water consumption, and greenhouse gas emissions.

As we expand our operations and facility footprint, we endeavor to track our environmental impact, which may include measures to increase our sustainability and minimize our environmental footprint. The core and shell of the iCTC, our manufacturing facility in Philadelphia, Pennsylvania, received LEED Gold certification, indicating compliance with certain robust environmentally sustainable practices, when initially constructed. We are also committed to reduce, reuse, or recycle wherever possible across our business operations.

Director Compensation

Our Board of Directors has adopted a non-employee director cash and equity compensation policy that is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. The cash and equity compensation for non-employee directors under the policy for 2025 is set forth in the table below. Such compensation amounts do not exceed the 75th percentile of our peer group comparator data for the relevant role.

		Annual
		Cash	Annual
		Retainer	Equity
		($)(1)	Compensation(2)
Board of Directors membership		$50,000	$ 151,303
Chairman of the Board of Directors (Extra Retainer)		$25,000	$ 151,303
Audit Committee	Chair	$15,000
	Member	$7,500
Compensation Committee	Chair	$15,000
	Member	$7,500
Nominating and Corporate Governance Committee	Chair	$15,000
	Member	$7,500

(1)	The annual cash retainers are payable in quarterly installments in arrears.
(2)	Represents Deferred RSUs (“DRSUs”) with the following features:
●	Beginning in 2022 and continuing in 2023 and 2024, the grant date fair market value was equal to the lesser of $425,000 or such other amount not to exceed the 75th percentile of annual equity award compensation paid by the then-applicable peer group, as approved by the Compensation Committee, to their non-employee directors. The number of DRSUs granted was determined by dividing the dollar amount by the closing stock price on the date of grant rounded to not exceed $425,000 grant date fair value. Considering the decrease in our stock price in 2025, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, a change in methodology for determining the annual equity award in 2025. For 2025, the number of DRSUs granted in total to all directors would be equal to the average of the total DRSUs granted to directors in 2023 and 2024 stated as a percent of the weighted average commons shares outstanding for the second fiscal quarter in each of 2023 and 2024. The average total DRSUs as a percent of weighted average common shares outstanding granted to directors in 2023 and 2024 was 0.142%. This percentage was applied to the then current weighted average common shares outstanding of 333,934,387 at the time of approval by the Board of Directors, creating a total DRSU grant pool of 472,825. This resulted in an award of 135,092 DRSUs for our Chairman of the Board of Directors and 67,546 DRSUs for all other eligible directors. The grant date fair value is shown in the Director Compensation Table below.
●	The DRSU vests on the earlier of one year from the date of grant or the day prior to the next annual shareholder meeting.
●	Receipt of shares underlying the DRSUs (and the related tax event) is automatically deferred until 90 days after a director ceases to serve on the Board of Directors except in the case of a change in control or certain other corporate events.
●	Directors appointed between annual meetings will be eligible for a grant of DRSUs with a value equal to the value of the most recent annual grant at initial election and will be eligible for the next annual grant. However, the Compensation Committee has discretion to alter this approach for directors joining the Board of Directors if there are fewer than three months until the annual meeting.

The 2018 Plan stipulates that the maximum number of equity awards in any single fiscal year that may be awarded to each of the non-employee directors for serving on the Board of Directors shall be an amount equal to the grant date fair value of $425,000, subject to certain items that do not qualify as equity awards for purposes of calculating the amount of equity awards granted to non-employee directors on an annual basis. In addition to the limits prescribed by the 2018 Plan, our non-employee director compensation policy also provides that until the date of our annual meeting held in 2027, cash retainers or the value of annual equity compensation will not exceed the 75th percentile of the cash retainers or value of annual equity award compensation, respectively, paid by the then-applicable peer group, as approved by the Compensation Committee of our Board of Directors, to their non-employee directors. The Compensation Committee will assess the Company’s peer group annually, based upon a review by its compensation consultant and on such factors as the Compensation Committee deems relevant after discussion with such consultant. The value of the cash and equity compensation granted to our non-employee directors in 2025 was well below the 75th percentile of the then current peer group.

Notwithstanding the foregoing, newly appointed non-employee directors may receive compensation in connection with their appointment to the Board having up to two times (2x) the value of the total annual cash retainers and equity compensation provided to any incumbent non-employee director, and directors may receive additional fees or retainers for chair and committee service. Further, no more than 60% of each non-employee director’s annual and initial equity award value will be granted in the form of stock options. In 2025 and since 2022, 100% of equity compensation for our non-employee Directors was paid in the form of DRSUs, as described above.

Additionally, the table below shows the compensation received by each of our non-employee directors during 2025 for serving on the Board of Directors and on its committees.

Director Compensation Table

	Fees Earned	Deferred
	or Paid in	Restricted Stock Unit	Total
Name	Cash ($)	Awards ($)(1)	($)
Athena Countouriotis, M.D.	$65,000	$151,303	$216,303
Iain Dukes, D. Phil.	$90,000	$302,606	$392,606
Ryan Maynard	$65,000	$151,303	$216,303
Wayne Rothbaum(2)(3)	$240,000	$—	$240,000
Frederick G. Vogt, Ph.D., J.D.(4)	$—	$—	$—
Michael Weiser, M.D., Ph.D.(2)	$320,000	$151,303	$471,303
Wendy Yarno	$57,500	$151,303	$208,803

(1)	Represents the grant date value of DRSUs awarded computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology is set forth in Note 2 and Note 10 to its audited financial statements included in its Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the DRSUs or the sale of the common stock underlying such DRSUs. As of December 31, 2025, the aggregate number of shares of our common stock subject to outstanding DRSUs for each non-employee director serving during 2025 was as follows:

Deferred Restricted Stock
Unit Awards
Name	(#)
Athena Countouriotis, M.D.	270,008
Iain Dukes, D. Phil.	540,019
Ryan Maynard	270,008
Merrill A. McPeak	153,159
Wayne Rothbaum	100,000
Frederick G. Vogt, Ph.D., J.D.	—
Michael Weiser, M.D., Ph.D.	320,008
Wendy Yarno	229,660

(2)	The Scientific Committee remained active throughout the year ended December 31, 2025. Given the extensive time required for the Scientific Committee activities, each director serving on the Scientific Committee will be paid $20,000 per month while this committee is active and until such time as the Board of Directors decides to disband this committee.
(3)	Mr. Rothbaum declined to receive any compensation, whether cash or equity awards, other than for the Scientific Committee.
(4)	Dr. Vogt did not receive any compensation, whether cash or equity awards, for his service on our Board of Directors because he is an employee of the Company.

Report of the Audit Committee of the Board of Directors

The Audit Committee provides assistance to our Board of Directors in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community, and others relating to our financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of our financial statements and the ethics programs when established by our management and our Board of Directors. The Audit Committee has the sole authority (subject to stockholder ratification) to appoint or replace the outside auditors and is directly responsible for determining the compensation of the independent auditors. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all of our books, records, facilities and personnel, and to retain its own legal counsel and other advisers as it deems necessary or appropriate.

As part of its oversight of our financial statements, the Audit Committee reviewed and discussed with both management and our outside auditors our interim financial statements and annual audited financial statements that are included in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, respectively. The Audit Committee held four meetings during the fiscal year ended December 31, 2025, including regular meetings in conjunction with the close of each fiscal quarter, during which the Audit Committee reviewed and discussed the Company’s financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended December 31, 2025. These Audit Committee meetings routinely include executive sessions of the committee, as well as private sessions with Ernst & Young LLP. Our management advised the Audit Committee in each case that all such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. These reviews included discussion with the outside auditors of matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board.

Ernst & Young LLP did not have any financial interest, direct or indirect, in our Company, and did not have any connection with our Company except in its professional capacity as our independent auditors.

The Audit Committee discussed with Ernst & Young LLP, the auditors of our 2025 financial statements for the year ended December 31, 2025, matters relating to its independence, including a review of audit and non-audit fees and the letter and written disclosures made by Ernst & Young LLP to the Audit Committee pursuant to Public Company Accounting Oversight Board (United States) Rule 3526.

Audit and non-audit services to be provided by Ernst & Young LLP in 2025 for the fiscal year ending December 31, 2025, are subject to the prior approval of the Audit Committee. In general, the Audit Committee’s policy is to grant such approval where it determines that the non-audit services are compatible with maintaining the independent registered public accounting firm’s independence and there are cost or other efficiencies in obtaining such services from the independent registered public accounting firm as compared to other possible providers.

Taking all of these reviews and discussions into account, the Audit Committee recommended to our Board of Directors that our Board of Directors approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 24, 2026.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Ryan Maynard (Chair)

Michael Weiser, M.D., Ph.D.

Wendy Yarno

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

Other than employment agreements with our named executive officers and other payments made to our named executive officers, all as described below under the section entitled “Executive Compensation,” and compensation paid to directors as described above in the section titled “Director Compensation,” there were no related party transactions since January 1, 2025 to which we have been a party, and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) our directors and named executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons or entities affiliated with them, had or will have a direct or indirect material interest.

Policies and Procedures for the Review and Approval of Transactions with Related Persons

Our Audit Committee’s charter requires the Audit Committee to review and approve any related-person transactions. In considering related-person transactions, our Audit Committee considers the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, our Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is not inconsistent with, our best interests and those of our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each person who is known by us to own more than 5% of the outstanding common stock; (ii) each of our directors and director nominees; (iii) each of our named executive officers listed in the “Compensation of Executive Officers” table; and (iv) all of our current executive officers and directors as a group. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D, 13G and 13F and amendments thereto filed with the SEC. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. As of the Record Date, a total of 446,502,396 shares of common stock were outstanding, a total of 194 shares of Series A Preferred, convertible into 97,000 shares of common stock, were outstanding, and a total of 1,932,667 shares of Series B Preferred, convertible into 1,932,667 shares of common stock, were outstanding. Our shares of Series A Preferred and Series B Preferred do not have voting rights.

	Common Stock
	Number of		Percent of
Name and Address of Beneficial Owner	Shares		Class(1)
Quogue Capital LLC
101 Central Park West, Suite 1F
New York, NY 10019	30,000,000	(2)	6.7%
MHR Fund Management LLC
1345 Avenue of the Americas, 42nd Floor
New York, NY 10105	28,967,103	(3)	6.5%
Subsidiaries or business divisions of The Vanguard Group, Inc.
100 Vanguard Blvd.
Malvern, PA 19335	25,076,472	(4)	5.6%
BlackRock, Inc.
55 East 52nd Street
New York, NY 10055	24,338,559	(5)	5.4%
Named Executive Officers and Directors
Frederick G. Vogt, Ph.D., J.D.	2,035,731	(6)	*
Corleen Roche	—
Daniel Kirby	163,962	(7)	*
Raj K. Puri, M.D., Ph.D.	673,225	(8)	*
Igor Bilinsky, Ph.D.	444,249	(9)	*
Jean-Marc Bellemin	—		*
Matthew W. Rosinack	181,158	(10)
Athena Countouriotis, M.D.	105,000	(11)	*
Iain Dukes, D. Phil.	624,000	(12)	*
Ryan D. Maynard	217,500	(13)	*
Wayne Rothbaum	30,000,000	(14)	6.7%
Michael Weiser, M.D., Ph.D.	317,632	(15)	*
Wendy Yarno	—	(16)	*
All directors, director nominees and current executive officers as a group (12 persons)	35,226,109	(17)	7.8%

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, or convertible security, but not for purposes of computing the percentage of any other holder.
(2)	Based on information disclosed in a Schedule 13D/A filed with the SEC on March 19, 2024, by Quogue Capital LLC, and Wayne Rothbaum, the number of shares beneficially owned consists of 28,067,333 shares of our common stock and 1,932,667 shares of our common stock issuable upon conversion of Series B Preferred shares owned by Quogue Capital LLC. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital

LLC. Under the terms of the Series B Preferred shares, the holder does not have the right to convert the preferred stock or exercise the warrant to the extent that after giving effect to such exercise, the holder (together with its affiliates) would beneficially own in excess of 4.99% (which limit was increased to 9.99% upon notice by Mr. Rothbaum); provided, however, that the beneficial ownership limitation for the Series B Preferred shares will not apply to the extent that the holder was, immediately prior to such conversion, required to report, or exempt from reporting, his, her or its holdings and transactions relating to our securities pursuant to Section 16 of the Exchange Act. Therefore, the 9.99% limitation does not apply to Mr. Rothbaum or Quogue Capital LLC.
(3)	Based on a Schedule 13F-HR filed with the SEC on February 17, 2026 by MHR Fund Management LLC reporting ownership as of December 31, 2025. The principal business address of MHR Fund Management LLC is 1345 Avenue of the Americas, 42nd Floor, New York, N.Y. 10105.
(4)	Based on information disclosed in a Schedule 13G/A filed with the SEC on July 29, 2025, by The Vanguard Group, Inc. (“The Vanguard Group”), according to which The Vanguard Group beneficially owns 25,076,472 shares of our common stock, with shared voting power over 158,020 shares, sole dispositive power over 24,600,993 shares and shared dispositive power over 475,479 shares. In a Schedule 13G/A filed on March 27, 2026, The Vanguard Group reported that, following an internal realignment, The Vanguard Group no longer beneficially owns such shares and that The Vanguard Group subsidiaries or business divisions that beneficially own such shares will be filing a Schedule 13G. The principal business address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.
(5)	Based on a Schedule 13F-HR filed with the SEC on February 12, 2026, by BlackRock, Inc. (“BlackRock”) reporting ownership as of December 31, 2025. The registered holders of the referenced shares are funds and accounts under management by investment adviser subsidiaries of BlackRock. BlackRock is the ultimate parent holding company of such investment adviser entities.
(6)	Represents 529,538 shares of common stock owned by Dr. Vogt, 57,293 shares of common stock that are issuable upon vesting of restricted stock units, and options to purchase 1,448,900 shares of common stock that are exercisable, currently or within 60 days of the Record Date.
(7)	Represents 139,381 shares of common stock owned by Mr. Kirby, 10,000 shares of common stock that are issuable upon vesting of restricted stock units, and options to purchase 14,581 shares of common stock that are exercisable, currently or within 60 days of the Record Date.
(8)	Represents 239,230 shares of common stock owned by Dr. Puri, 15,235 shares of common stock that are issuable upon vesting of restricted stock units, and options to purchase 418,760 shares of common stock that are exercisable, currently or within 60 days of the Record Date.
(9)	Represents 125,766 shares of common stock owned by Dr. Bilinsky, 16,603 shares of common stock that are issuable upon vesting of restricted stock units, and options to purchase 301,880 shares of common stock that are exercisable, currently or within 60 days of the Record Date.
(10)	Represents 106,158 shares of common stock owned by Mr. Rosinack, and options to purchase 75,000 shares of our common stock that are exercisable, currently or within 60 days of the Record Date.
(11)	Represents options to purchase 105,000 shares of our common stock that are exercisable, currently or within 60 days of the Record Date. Does not include 270,008 shares of common stock whose issuance is deferred upon vesting of restricted stock units.
(12)	Represents 54,000 shares of common stock owned by Dr. Dukes and options to purchase 570,000 shares of common stock that are exercisable, currently or within 60 days of the Record Date. Does not include 540,019 shares of common stock whose issuance is deferred upon vesting of restricted stock units.
(13)	Represents 7,500 shares owned by Mr. Maynard and options to purchase 210,00 shares of common stock that are exercisable, currently or within 60 days of the Record Date. Does not include 270,008 shares of common stock whose issuance is deferred upon vesting of restricted stock units.
(14)	Represents the shares of common stock owned by Quogue Capital LLC described in Footnote 2 above. Mr. Rothbaum is the sole managing member of Quogue Capital LLC and may be deemed to beneficially own the shares owned by Quogue Capital LLC. Does not include 100,000 shares of common stock whose issuance is deferred upon vesting of restricted stock units.

(15)	Represents 112,632 shares owned by Dr. Weiser and options to purchase 205,000 shares of our common stock that are exercisable, currently or within 60 days of the Record Date. Does not include 28,484 shares owned by Actin Capital Partners, LLC. Dr. Weiser holds a position in Actin Capital Partners, LLC but does not have voting or dispositive control over the 28,484 shares held by Actin Capital Partners, LLC, and thus disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Also does not include 320,008 shares of common stock whose issuance is deferred upon vesting of restricted stock units.
(16)	Does not include 229,660 shares of common stock whose issuance is deferred upon vesting of restricted stock units.
(17)	Represents 29,407,337 shares of our common stock, 1,932,667 shares of our common stock issuable upon conversion of Series B Preferred shares, 115,734 shares of common stock that are issuable upon vesting of restricted stock units, and options to purchase 3,770,371 shares of common stock that are exercisable, currently or within 60 days of the Record Date. Does not include 1,729,703 shares of common stock whose issuance is deferred upon vesting of restricted stock units.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes, as of December 31, 2025, (i) the number of shares of our common stock that are issuable under our equity compensation plans upon the exercise of outstanding options, stock awards and other rights, (ii) the weighted-average exercise price of such options and rights, and (iii) the number of securities remaining available for future issuance under our equity compensation plans.

			Number of securities
	Number of securities		remaining available
	to be issued		for future issuance
	upon exercise of	Weighted average	under
	outstanding options,	exercise or base	equity compensation
	rights,	price of outstanding	plans (excluding
	and vesting of	options, rights,	securities reflected
	stock awards	and stock awards	in column (a))
Plan Category	(a)	(b)	(c)
2018 Equity Incentive Plan, as amended in 2020, 2022, 2023, 2024, and 2025	19,922,669	$13.51	18,896,530
2014 Equity Incentive Plan	1,876,187	$14.00	—
Equity compensation plans not approved by our stockholders:(1)
2011 Equity Incentive Plan	880,000	$16.12	—
2021 Inducement Plan, as amended in 2022, 2023, 2024, and 2025	4,427,500	$7.13	91,598
Total	27,106,356	$12.59	18,988,128

(1)	Our Board of Directors adopted our 2011 Equity Incentive Plan and our 2021 Inducement Plan. However, we did not submit either of those plans to our stockholders for their approval. Accordingly, while we have adopted these equity compensation plans, these plans are not stockholder-approved plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2025, all filings required under Section 16(a) of the Exchange Act were filed in a timely manner.

MANAGEMENT

Current Executive Officers

The following table sets forth information regarding our current executive officers as of the Record Date.

Name	Age	Position
Frederick G. Vogt, Ph.D., J.D.	52	Interim Chief Executive Officer and President, General Counsel
Corleen Roche	60	Chief Financial Officer
Daniel Kirby	54	Chief Commercial Officer
Raj K. Puri, M.D., Ph.D.	70	Chief Regulatory Officer
Friedrich Graf Finckenstein, M.D.	59	Chief Medical Officer
Igor Bilinsky, Ph.D.	53	Chief Operating Officer

Frederick G. Vogt, Ph.D., J.D. Further information with respect to Dr. Vogt is provided above under “Proposal No. 1 – Election of Directors.”

Corleen Roche. Ms. Roche joined the Company in August 2025 as our Chief Financial Officer. She has built an extensive track record throughout 30 years of experience in the biotech and life sciences industry, including executive financial leadership roles in publicly traded companies. Most recently she served as Chief Financial Officer of CG Oncology, a late-stage clinical biopharmaceutical company. Her previous roles included Chief Financial Officer of Immunome, U.S. Chief Financial Officer at Biogen, North America, Chief Financial Officer of CSL Behring, and various Chief Financial Officer roles within Sandoz and Wyeth and Pfizer. During her career, Ms. Roche developed and executed on financial strategies to prepare for commercial launches including ZARXIO®, the first US approved biosimilar, GLATOPA™, the world’s first complex generic for multiple sclerosis and PREVNAR 13®, a pneumococcal conjugate vaccine. She holds a B.S. in accountancy from Villanova University.

Daniel Kirby. Mr. Kirby joined the Company in February 2025 as our Chief Commercial Officer, bringing deep experience in commercial operations, including cell therapy. Prior to joining the Company, Mr. Kirby led global commercial strategy and operations for an emerging cell therapy platform of products as Chief Commercial Officer of Orca Bio. From 2018 to 2020, he served as Chief Commercial Officer at Omeros Corporation, overseeing U.S. and EU launch readiness for narsoplimab targeting complications post hematopoietic stem cell transplantation as well as all commercial activities for their marketed product, Omidria. Previously, he led market access, reimbursement and marketing efforts for CAR T products as Vice President and Head of U.S. Cell and Gene at Celgene (now Bristol-Myers Squibb). He joined Celgene following the acquisition of Juno Therapeutics, where he was Vice President of Marketing and Market Access. Earlier in his career, Mr. Kirby was Head of Marketing for Medivation (now Pfizer) and held various commercial roles of increasing responsibility during a 14-year tenure at Amgen. He holds a B.A. from the University of Maryland.

Raj K. Puri, M.D., Ph.D. Dr. Puri joined the Company in March 2022 as Executive Vice President, Regulatory Strategy and Translational Medicine. Dr. Puri was promoted to Chief Regulatory Officer on November 22, 2024. He has decades of experience with the evaluation and regulation of advanced therapies, including cell and gene therapy, cancer vaccines and cellular immunotherapy. Dr. Puri previously spent 33 years working at the US Food and Drug Administration (FDA), including more than 19 years as the Director of the Division of Cellular and Gene Therapies (DCGT) in the Office of Tissues and Advanced Therapies at the Center for Biologics Evaluation and Research (CBER). He also participated and supervised development of FDA policies and guidance documents for advanced therapies. Dr. Puri was also a Chief of the Tumor Vaccines and Biotechnology Branch within DCGT and oversaw research programs of 13 principal investigators. As a Principal Investigator and throughout his career, Dr. Puri led cancer research and discovery of novel immunotherapies. He has published more than 300 research and review articles and participated in more than 220 speaking engagements at scientific, government, industry and professional societies. Dr. Puri has been granted numerous patents on his discoveries and many of his patents are licensed for further developments. While at FDA, Dr. Puri established seven Cooperative Research and Development Agreements (CRADAs) with different companies to develop his discoveries for cancer therapy. He has received numerous awards including the FDA Award of Merit, FDA CBER’s Scientific Achievement Award, FDA Commissioner’s Special Citations and the SITC Collaborator Award. Dr. Puri trained at the Surgery Branch of the National Cancer Institute (NCI), where he worked in the laboratory of Dr. Steven Rosenberg on adoptive immunotherapy approaches for cancer. Dr. Puri was also trained at the Mayo Clinic in Rochester, MN. He received an M.D. from the University of Juarez Medical School Institute of Biosciences and a Ph.D. in Medical Sciences from the Central Drug Research Institute, Lucknow, India.

Friedrich Graf Finckenstein, M.D. Dr. Graf Finckenstein joined the Company in July 2019 as our Chief Medical Officer. Dr. Graf Finckenstein is a physician-scientist with decades of experience in clinical medicine, laboratory cancer research, and drug development in the biopharmaceutical industry. Prior to joining the Company, he was Global Head of Oncology Translational Medicine at Roche Pharma Research and Early Development in Basel, Switzerland, where he led all clinical development aspects in the Oncology Discovery and Translational Area, including the design and conduct of clinical trials, exploratory development studies and translational medicine, biomarker and personalized healthcare strategy. Prior to that, Dr. Graf Finckenstein held multiple clinical leadership roles at Bristol-Meyers Squibb Company, where he worked on an array of products from early clinical development to late stage, including key contributions to the approval of Opdivo® in lung cancer. Dr. Graf Finckenstein has a medical degree from the University of Hamburg in Germany. He holds a German medical license, a pediatric board certification, and has conducted basic cancer research at the Ludwig Institute, San Diego Branch, the Children’s Hospital Los Angeles and the University of Hamburg.

Igor Bilinsky, Ph.D. Dr. Bilinsky joined the Company in March 2021 as our Chief Operating Officer. Dr. Bilinsky has more than 20 years of cumulative leadership experience through prior roles as Chief Executive Officer, Chief Operating Officer, and Chief Business Officer at companies within the life sciences industry. Prior to joining the Company, Dr. Bilinsky served as Chief Business Officer of Oncternal Therapeutics, Inc., from September 2019 to March 2021. From January 2017 to January 2019, Dr. Bilinsky served as Chief Operating Officer of AmpliPhi Biosciences, Inc., a biotechnology company developing targeted therapies for patients with life-threatening bacterial infections. From September 2015 to January 2017, he was General Manager, Immuno-Oncology, and Senior Vice President, Special Operations and Research Operations, at Ignyta, Inc., a biotechnology company focused on precision medicine in oncology that was acquired by Roche. His prior experience also includes senior executive roles at Vical and Halozyme Therapeutics, and Chief Executive Officer at Androclus Therapeutics. He also served as a principal in the healthcare practice of Boston Consulting Group. Dr. Bilinsky received a B.S. in physics from the Moscow Institute of Physics and Technology and a Ph.D. in physics from the Massachusetts Institute of Technology.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our compensation strategy, philosophy, policies, programs, and practices for our named executive officers (“NEOs”), and the executive positions they held in 2025 as set forth below:

Our Named Executive Officers for 2025

Name	Position
Frederick G. Vogt, Ph.D., J.D.	Interim Chief Executive Officer and President, General Counsel
Corleen Roche	Chief Financial Officer
Daniel Kirby	Chief Commercial Officer
Raj K. Puri, M.D., Ph.D.	Chief Regulatory Officer
Igor Bilinsky, Ph.D.	Chief Operating Officer
Jean-Marc Bellemin	Former Chief Financial Officer
Matthew W. Rosinack	Interim Principal Financial Officer and Principal Accounting Officer

Performance Highlights

Our mission is to be the global leader in innovating, developing and delivering TIL therapies for patients with cancer. We are pioneering this transformational approach to cure cancer by harnessing the human immune system’s ability to recognize and destroy diverse cancer cells in each patient. We are committed to continuous innovation in developing TIL therapies and optimizing the TIL treatment regimen that may extend and improve life for patients with cancer.

The following is an overview of our key performance highlights during 2025 in support of our mission:

Corporate Activity	Key Performance Highlights
U.S. Launch and Expansion of Amtagvi® (lifileucel)

Commercial Launch Highlights

●
Following FDA approval of Amtagvi® on February 16, 2024, as a first treatment option for advanced melanoma after anti-PD-1 and targeted therapy, revenue for the full year of 2025 was approximately $264 million, achieving our external 2025 guidance range of $250 to $300 million in the first full year of launch.
●
Iovance achieved its goal to onboard a continuously expanding network of U.S. authorized treatment centers (“ATCs”) across more than 40 states by the end of December 2025.
●
The Journal of Clinical Oncology published the final five-year analysis from the Phase 2 C-144-01 clinical trial evaluating one-time lifileucel monotherapy, which represents unprecedented durability and duration of follow-up in previously treated advanced melanoma patients.
o
Five-year analysis of the C-144-01 trial of Amtagvi® demonstrated ~31% objective response rate (“ORR”), median duration of response (“mDOR”) of 36+ months, and ~20% five-year overall survival. The data were simultaneously presented at the ASCO 2025 annual meeting.
●
Best-in-class Amtagvi® real-world response rates are increasing adoption and strengthening referral trends toward earlier treatment.
o
A real-world retrospective study for commercial Amtagvi® demonstrated a physician-assessed ORR of ~44%. Response rates with Amtagvi® were higher in third-line or earlier patients with an ORR of ~52%. An ORR of ~33% was observed in patients following three or more prior lines of therapy.
●
Preparation for global expansion of Amtagvi® is underway in several markets.
o
Amtagvi was approved in Canada in August 2025.
o
Regulatory submissions are under review with pending approvals in the United Kingdom, Australia and Switzerland.

o Collaboration with the European Medicines Agency (EMA) is underway to resubmit a marketing authorization application (MAA).
Manufacturing and Commercial Preparations
●
As of December 31, 2025, more than 1,500 patients have been treated with an Iovance TIL therapy manufactured using proprietary Iovance processes.
●
Manufacturing turnaround improved to 32 days or less from inbound to return shipment to ATCs.
●
Iovance global manufacturing operations were transitioned entirely within the U.S. based iCTC facility, along with all critical supply chain components.
●
The iCTC facility underwent an expansion with potential capacity to supply 5,000+ patients annually.

Iovance TIL Therapy Clinical Pipeline Highlights
●
The registrational IOV-LUN-202 Phase 2 trial is intended to support a potential accelerated approval of lifileucel in post-anti-PD-1 NSCLC in the U.S., with an anticipated regulatory decision in 2027. Iovance expects to complete enrollment and share additional data from the IOV-LUN-202 registrational cohorts in 2026.
o
Updated IOV-LUN-202 preliminary data demonstrated a potentially best-in-class clinical profile. This data of the efficacy and safety of lifileucel in patients with metastatic NSCLC previously treated with an ICI and chemotherapy and without EGFR, ROS proto-oncogene receptor tyrosine kinase 1, anaplastic lymphoma kinase, or ALK actionable genetic mutations, is supportive of the rationale for our supplemental biologics license application to the U.S. FDA for accelerated approval in nonsquamous NSCLC.
●
The registrational Phase 3 TILVANCE-301 trial is well underway to support accelerated and full approvals of Amtagvi® in combination with pembrolizumab in frontline advanced melanoma.
o
Global site activation and patient enrollment continue with strong momentum in the U.S., Europe, Australia, Canada, and additional countries.
o
Following the FDA’s accelerated approval of Amtagvi® in post-anti-PD-1 advanced melanoma, TILVANCE-301 is the confirmatory trial to support full approval in this initial indication.
●
The Phase 2 efficacy of our first in human IOV-GM1-201 trial is ongoing to investigate PD-1 inactivated TIL therapy (IOV-4001) in previously treated advanced melanoma and NSCLC.
●
A Phase 1/2 clinical trial is investigating IOV-3001, a second-generation, modified IL-2 analog for use in the TIL therapy treatment regimen.
●
IND-enabling studies are proceeding for IOV-5001, a genetically engineered, inducible, and tethered interleukin-12 (IL-12) TIL cell therapy to support an IND submission in 2026.

Compensation Policies and Practices at a Glance

What We Do	What We Don’t Do
●
Practice pay-for-performance, under which a significant percentage of our named executive officer compensation is tied to the achievement of corporate and individual performance goals.
●
Set challenging incentive award goals.
●
Maintain an industry-specific peer group for benchmarking compensation.
●
Target named executive officer compensation based on market norms.
●
Offer market-competitive benefits for named executive officers that are consistent with the rest of our employees.
●
Pre-establish grant dates for approving executive officers’ equity awards.
●
Maintain an independent Compensation Committee.
●
Consult with an independent advisor on compensation levels and practices.

●
Guarantee annual bonus payments.
●
Guarantee annual salary increases.
●
Allow executives to hedge or pledge our stock.
●
Engage the Compensation Committee’s independent consultant for other work for the Company.
●
Re-price stock options without stockholder approval.
●
Provide excessive personal perquisites, such as automobile leases, country club memberships or personal use of aircraft.
●
Offer supplemental executive retirement plans.

Our Executive Officer Compensation Objectives & Philosophy

Key Objective	Our Approach
Attract, Motivate and Retain Talented and Dedicated Executive Officers	Offer competitive compensation opportunities with both annual and significant long-term components that support management development, executive retention, and continuity of leadership.

Pay for Performance

Incorporate performance-based and variable compensation elements that are tied to the achievement of our short- and long-term business objectives and strategies, and in alignment with the interests of our stockholders.

Focus on Long-Term Stockholder Value	Provide long-term incentives that are directly aligned to the enhancement of stockholder value.

Elements of Executive Officer Compensation

Our 2025 compensation program was made up of the following three direct compensation elements:

Compensation Element	How it is Paid	Purpose
Base Salary	Cash (Fixed)
●
Attract and retain executives by offering base salaries that are competitive with market opportunities while recognizing each executive’s position, role, responsibility, and experience.
●
Base salaries are reviewed annually and adjusted, as appropriate, based on individual performance as well as internal and external practices and levels.

Annual Incentives	Cash (Variable)
●
Incentivize achievement of pre-established key annual company performance objectives as well as recognize individual performance.
●
Annual incentives for the year ended December 31, 2025, were generally based on performance objectives related to financial results for our approved products, successful commercial launch of Amtagvi®, regulatory, clinical, and operational milestones.

Long-Term Incentives	Equity (Variable)
●
Payable in the form of time-vesting stock options and/or restricted stock units. Generally, employees receive an initial equity grant upon joining the Company and are eligible for annual equity grants that are based on a combination of company and individual performance.
●
Equity-based compensation tied to share value intended to align the interests of our executives with our stockholders.
●
Equity awards promote the long-term retention of our executives and employees while fostering an ownership culture in the Company.

Mix of Executive Officer Compensation

Our Compensation Committee benchmarks executive compensation against peer companies to determine the appropriate level and mix of compensation on an annual basis with the goal of balancing current cash compensation with equity awards to reward both short-term and long-term performance. Our Compensation Committee does not have any formal policies for allocating compensation among our three primary compensation elements. We believe that our executive officer compensation programs should be focused on performance- and stock price-variable compensation elements. For 2025, the mix of compensation at target for our executive officers was as follows:*

Interim CEO	Average for Other NEOs

*For 2025, the chart above includes our NEOs that are current executive officers (and excludes former officers).

Role of the Compensation Committee, Management and Consultant

Compensation Committee

Our Compensation Committee is primarily responsible for reviewing executive officer compensation policies and practices to ensure adherence to our compensation philosophy and objectives and that the total compensation paid to our executive officers is consistent with our performance, fair, reasonable and competitive with companies within our industry. Our Compensation Committee’s primary responsibilities include:

●Setting performance targets under our annual bonus plan;
●Verifying that performance targets used for any performance-based compensation plan have been met before payment of any executive bonus or compensation;
●Approving all compensation plans and any awards under such plans including performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers. In some cases, the Compensation Committee makes recommendations to our Board of Directors to approve these items or grant equity awards;
●Reviewing and recommending to the Board of Directors for approval non-employee director compensation arrangements;
●Approving which executive officers and other employees are eligible to receive awards under our equity and incentive compensation plan(s); and
●Conducting an annual review of all compensation plans.

Senior Management

Our Interim Chief Executive Officer has the following primary responsibilities:

●	Developing annual performance objectives in conjunction with the Board of Directors and the Compensation Committee;
●	Monitoring annual performance versus goals and updating the Compensation Committee of progress at least quarterly; and
●	Reviewing the performance of his direct report and making recommendations to the Compensation Committee for annual and long-term incentive awards and base salary adjustments (excluding his own compensation).

Independent Compensation Consultant

As part of the executive compensation-setting process, the Compensation Committee engaged Haigh & Company (“Haigh”) as its compensation consultant. The Compensation Committee has assessed Haigh’s independence pursuant to SEC and The Nasdaq Stock Market LLC (“Nasdaq”) listing rules and concluded that no conflict of interest exists that would prevent Haigh from independently advising the Compensation Committee. Haigh provides us advisory services only with respect to executive and director compensation and works with management only with the approval and under the direction of the Compensation Committee. In 2025, Haigh’s primary responsibilities included:

●	Assisting in the development of the 2025 and 2026 peer group;
●	Conducting an executive officer compensation competitive assessments and advising the Compensation Committee regarding the components and levels of our executive compensation program, including our incentive and equity-based compensation plans;
●	Conducting a non-employee director compensation competitive assessment and advising the Compensation Committee regarding the components and levels and assisting in the development of the 2025 equity grant methodology; and
●	Assisting with the development of share requests in Proposal 5.

Compensation Determination Process

We conduct an annual review of named executive officer compensation. Our Compensation Committee then meets to establish year-end compensation for the fiscal year ended December 31, 2025. At the Compensation Committee’s direction, the below is reviewed:

●	the Company’s goals and objectives and their weighting for the purposes of making compensation determinations;
●	a proposed year-end cash bonus, if any, (i) payable under the terms of each named executive officer’s employment agreement or (ii) under our discretionary cash bonus program, in each case based on the achievement of individual and/or corporate objectives and the applicable terms of the employment agreements;
●	a proposed increase, if any, in base salary for the upcoming year; and
●	an award, if any, of stock options or stock awards for the year under review, including applicable vesting conditions.

As part of the compensation review, our Compensation Committee also considers changes to an executive officer’s compensation. The Compensation Committee in its discretion may make its own revisions or make recommendations to our Board of Directors, which may in turn suggest further revisions. The Compensation Committee reviews each performance goal and determines the extent to which we achieved such goals. For a description of some of the goals established for 2025, see “2025 Named Executive Officer Compensation” below.

The Compensation Committee recommends to our Board of Directors year-end annual equity grants to our Chief Executive Officer. The Compensation Committee also grants year-end equity to other named executive officers based on, among other factors, recommendations by our Chief Executive Officer.

Peer and Industry Data and Use of Peer Groups and Industry Surveys

The Compensation Committee approves a peer group of companies as a reference group to provide a broad perspective on competitive pay levels and practices. In determining our peer companies, the Compensation Committee considers Company-specific factors, including growth, state of development of our clinical programs, growth in our headcount, changes in our market capitalization and for the 2025-2026 peer group, projected 2026 revenue. With reference to these and other key business metrics, the Compensation Committee selects publicly traded U.S. pharmaceutical and biotechnology companies with comparable operations in the U.S. based on the following criteria:

●	Number, stage and indication of development programs — For 2024-2025, companies with a mix of pivotal Phase 3 programs, newly commercial and established commercial biopharmaceutical companies. For 2025-2026, we focused on newly commercial and established commercial biopharmaceutical companies primarily.
●	Number of employees — 2024-2025 and 2025-2026: Range of 500 to 1,500 employees.
●	Market capitalization — 2024-2025: Range of $2 billion to $7.5 billion; 2025-2026: Range of $750 million to $7.5 billion.
●	Revenue — 2024-2025: Current or projected revenue of $200 million to $1 billion; 2025-2026: Current or projected revenue of $200 million to $500 million.
●	Total research and development spending — 2024-2025 and 2025-2026: Range of $250 million to $400 million.
●	Location — Primary biotech corridors that have strong competition for talent with focus on California companies.

2024-2025 Peer Group

The Compensation Committee approved the peer group for benchmarking 2024 compensation and setting compensation for 2025 based on its discussions with Haigh and considering changes in the Company’s profile. Using the criteria referenced above, the Compensation Committee identified the following 16 peer companies:

Agios Pharmaceuticals, Inc.	Cytokinetics, Inc.
Apellis Pharmaceuticals, Inc.(1)	Denali Therapeutics Inc.
Arcus Biosciences, Inc.	Immunity Bio, Inc. (1)
Beam Therapeutics Inc.	Ionis Pharmaceuticals, Inc. (1)
Blueprint Medicines Corp.	Replimune Group, Inc.
BridgeBio Pharma, Inc.	Revolution Medicines, Inc.
Crinetics Pharmaceuticals, Inc.	Ultragenyx Pharmaceutical Inc.(1)
Crispr Therapeutics AG(1)	Xencor, Inc.
(1)	New for 2024-2025.

2025-2026 Peer Group

On January 29, 2026, the Compensation Committee approved the peer group for determining the competitiveness of 2025 compensation and setting compensation for 2026 based on its discussions with Haigh and considering changes in the Company’s profile. Four companies were removed and six companies were added to the peer group as a result of merger and acquisition activity or no longer fitting the peer group criteria described above. Using the criteria identified above, the Compensation Committee identified the following 18 peer companies:

Agios Pharmaceuticals, Inc.	Denali Therapeutics Inc.
Apellis Pharmaceuticals, Inc.	Gyre Therapeutics, Inc. (1)
Arcus Biosciences, Inc.	Immunity Bio, Inc.
Beam Therapeutics Inc.	Immunocore Holdings plc(1)
Corcept Therapeutics Inc(1)	Mirum Pharmaceuticals, Inc. (1)
Crinetics Pharmaceuticals, Inc.	Replimune Group, Inc.
Crispr Therapeutics AG	Travere Therapeutics, Inc. (1)
Cytokinetics, Inc.	Ultragenyx Pharmaceutical Inc.
Day One Biopharmaceuticals, Inc. (1)	Xencor, Inc.
(1)	New for 2025-2026.

In addition to the compensation data of our peer group, our Compensation Committee and Haigh review industry specific, broad-based compensation surveys. In 2025 and 2026, as in previous years, the Aon/Radford Global Life Science survey was used to supplement the peer company market data.

Benchmarking in the Context of Our Other Executive Compensation Principles

Our Compensation Committee and our Board of Directors use market data as one means of evaluating and establishing executive pay. In instances where an executive officer is believed to be especially suited to our Company or important to our success, the Compensation Committee may establish or recommend compensation that deviates from industry averages or other specific benchmarks. Upward or downward variations in total cash compensation and long-term incentives may also occur as a result of the individual’s experience level, the nature and level of the individual’s specific job responsibilities, the balance of the individual’s different elements of compensation, market factors and other strategic considerations.

Our Compensation Committee believes that, given the competitiveness of our industry and our corporate culture, our base compensation, annual cash bonuses and equity programs are flexible enough to reward the achievement of clearly defined corporate goals and are sufficient to retain our existing executive officers and to hire new executive officers with the appropriate qualifications and experience.

2025 Named Executive Officer Compensation

Base Salary

On March 5, 2025, after reviewing our position versus our peer companies with respect to NEO performance and compensation in 2024, our Compensation Committee approved the following base salary actions, which were implemented retroactively to January 1, 2025.

	2024 Base			2025 Base
Name	Salary		2025 % Increase	Salary
Frederick G. Vogt, Ph.D., J.D.		$730,060	9.58%	$800,000
Corleen Roche(1)	$	N/A	N/A	$600,000
Daniel Kirby(2)	$	N/A	N/A	$570,000
Raj K. Puri, M.D., Ph.D.		$643,000	4.5%	$671,935
Igor Bilinsky, Ph.D.		$551,238	3.5%	$570,531
Jean-Marc Bellemin		$551,238	1.5%	$559,507
Matthew W. Rosinack(3)		$422,032	4.5%	$441,000

(1)	Ms. Roche became an employee of the Company on August 6, 2025, with a 2025 base salary of $600,000.
(2)	Mr. Kirby became an employee of the Company on February 10, 2025, with a 2025 base salary of $570,000.
(3)	Mr. Rosinack’s base salary was reduced to $352,800 on December 1, 2025, effective with his change to part-time status (four days per week). Mr. Rosinack’s effective base salary for 2025 was $433,511.

Equity Awards

On March 5, 2025, the Compensation Committee approved the following restricted stock unit (“RSU”) awards that were granted on March 5, 2025; provided, however, Ms. Roche’s stock option and RSU awards and Mr. Kirby’s stock option, RSU and performance share unit (“PSU”) awards were granted on their date of hire. The March 5, 2025 awards were granted in part based on 2024 performance.

		Number of	Number of	Number of
Name	Grant Date	Stock Options(1)	RSUs(2)	PSUs(3)
Frederick G. Vogt, Ph.D., J.D.	3/5/2025	—	187,500
Corleen Roche	8/6/2025	300,000	150,000
Daniel Kirby	2/10/2025	35,000	120,000	120,000
	12/3/2025	—	—	120,000
Raj K. Puri, M.D., Ph.D.	3/5/2025	—	117,190
Igor Bilinsky, Ph.D.	3/5/2025	—	93,750
Jean-Marc Bellemin	3/5/2025	—	93,750
Matthew W. Rosinack	3/5/2025	—	59,060

(1)	Represents shares of our common stock underlying the stock option awards. Ms. Roche’s and Mr. Kirby’s exercise prices were $2.58 and $5.32, respectively. The stock options vest over three years, with one third vesting on the first anniversary of the grant date and the remaining awards vesting in equal quarterly installments over the two-year period following such first anniversary.
(2)	Represents shares of our common stock underlying restricted stock unit awarded. The restricted stock unit awards vest over three years, with one third vesting on the first anniversary of the grant date and the remaining awards vesting in equal quarterly installments over the two-year period following such first anniversary.
(3)	On February 10, 2025, Mr. Kirby was granted a PSU award with a target award of 120,000 PSUs, with a potential to earn up to 150,000 PSUs based on performance versus certain defined financial milestones. The PSUs vest in the form of shares of the Company’s common stock. On December 3, 2025, the financial milestones were modified to align with the Company’s updated revenue guidance as disclosed in the Company’s Quarterly Report on Form 10-Q filed on May 8, 2025. The number of PSUs shown in the table above represent the target of the modified award. On February 24, 2026, certain financial milestones were met, resulting in the vesting of the PSUs as to 120,000 of the underlying shares and the cancellation of the PSUs as to 30,000 of the underlying shares.

Annual Incentive Awards

Our annual bonus program is an important component of our executive and employee compensation program as awards are tied directly to the achievement of our annual performance objectives. Target annual incentives are stated as a percent of base salary and are intended to provide a competitive annual target total cash opportunity consistent with our performance versus our annual objectives.

The corporate goals and objectives for fiscal year 2025 were based on meeting certain goals with respect to the Company’s commercial, regulatory, clinical, manufacturing, and operational performance as follows: (i) achieving revenue targets for full year 2025; (ii) completing certain international regulatory activities; (iii) completing late-stage clinical development milestones; (iv) completing early-stage clinical development milestones; (v) managing the Company’s budget within targeted range, (vi) continuing the successful commercialization of Amtagvi®, and (vii) manufacturing lifileucel to meet patient demand. We have not disclosed the specific performance metrics for our annual bonus program because such metrics contain confidential trade secrets and/or confidential commercial or financial information, the disclosure of which would result in competitive harm. At the time the Compensation Committee set the performance metrics for our annual bonus program, the Compensation Committee believed that each performance metric was achievable at the target level, but only with significant effort.

At its March 8, 2026 meeting, the Compensation Committee, in consultation with the Board of Directors, reviewed the Company’s performance against its 2025 corporate goals and objectives, and determined that the Company met 60% of its 2025 corporate goals for employees with a title of, or equivalent to, Senior Director and above (including Section 16 officers). For employees with a title below the Senior Director level, the Compensation Committee, in consultation with the Board of Directors, reviewed the Company’s performance against its 2025 corporate goals and objectives, and determined that the Company met 75% of its 2025 corporate goals. While not all of the stated 2025 corporate goals were achieved, the Compensation Committee has taken into account the notable performance and efforts of employees below the Senior Director level despite the significant impact of factors outside of the control of the Company to determine the 75% payout. Additionally, our NEOs were eligible for adjustments based on their individual performance ratings for fiscal year 2025. Adjustments were determined and approved by the Compensation Committee for Dr. Vogt and by Dr. Vogt and the Compensation Committee for the other NEOs. Mr. Bellemin did not receive a 2025 incentive award because his employment with the Company ended on June 30, 2025. Based on these assessments, the Compensation Committee approved the payment of the following cash bonuses for 2025 performance:

				2025 Bonus	Individual	Individual		2025 Actual
		Annual	Annual	Award -	Performance	Performance	Total 2025	Bonus Payment
	2025 Base	Bonus Target	Bonus Target	Company	Rating	Rating	Annual	as % of
Name and Principal Position	Salary	%	$	Performance	Adjustment ($)	Adjustment (%)	Bonus	Target Award
Frederick G. Vogt, Ph.D., J.D.	$800,000	65%	$520,000	$312,000	$—	100%	$312,000	60%
Corleen Roche	$600,000	45%	$270,000	$162,000	$32,400	120%	$194,400	72%
Daniel Kirby	$570,000	45%	$256,500	$153,900	$30,780	120%	$184,680	72%
Raj K. Puri, M.D., Ph.D.	$671,935	45%	$302,371	$181,423	$—	100%	$181,423	60%
Igor Bilinsky, Ph.D.,	$570,531	45%	$256,739	$154,043	$—	100%	$154,043	60%
Jean-Marc Bellemin	$559,507	45%	$251,778	$—	$—	—%	$—	—%
Matthew W. Rosinack	$433,511	35%	$151,729	$91,037	$—	100%	$91,037	60%

Other Compensation Elements

Retirement Plans

Our named executive officers are eligible to participate in the employee benefit plans on the same terms and conditions as they are available to our other regular employees. These benefits include medical, dental, vision, disability and life insurance, flexible spending accounts, health savings accounts, employee stock purchase plan, and a 401(k) plan.

Under the tax-qualified employee savings and retirement plan, our 401(k) plan, all eligible U.S. employees, including our named executive officers, may elect to defer a percentage of their eligible compensation in our 401(k) plan, subject to the annual IRS limit. In 2025, we matched 100% of the employee contributions up to 4% of annual eligible compensation. The 2025 matching contributions made under the Safe Harbor Matching Contribution are fully vested.

No Perquisites and No Tax Gross-Ups

We do not provide perquisites or other personal benefits to our named executive officers other than those that we provide to our employees. We do not provide any tax reimbursement payments (including “gross- ups”) on any personal benefits, except in the case of certain relocation benefits and discretionary non-recurring spot-bonuses to non-executive employees.

Discretionary and Sign-On Cash Bonuses

From time to time, we may pay cash bonuses to employees upon the successful completion of certain projects. We may also pay sign-on bonuses to aid in recruiting or relocating certain key employees.

Employment Agreements and Termination Benefits

We have entered into written employment agreements with each of our current and former named executive officers. The main purpose of these agreements is to protect our Company from business risks such as competition for each named executive officer’s service, loss of confidential information or trade secrets, solicitation of our other employees, and to define our respective rights to terminate the employment relationship. Each of these employment agreements can be terminated by either party at any time. Each employment agreement was individually negotiated, so there are some variations in the terms among named executive officers. However, the employment agreements generally provide for termination and severance benefits that the Compensation Committee believes are consistent with industry practices for similarly situated executives. The Compensation Committee believes that the termination and severance benefits help the Company retain the named executive officers by providing them with a competitive employment arrangement and compensation for termination of their employment by us without “cause,” or by the named executive officers with “good reason.”

The specific terms of the termination and change of control arrangements, as well as an estimate of the compensation that would have been payable had such provisions been triggered as of the end of 2025, are described in detail in the section below entitled “Potential Payments Upon Termination or Change-in-Control.”

Responsible Grant Practices

We typically grant equity awards upon an employee’s hire. In addition, equity awards may also be granted annually soon after the end of our fiscal year. Stock options or restricted stock unit awards granted by the Company generally vest over three years and stock options have a ten-year contractual term. Unless otherwise agreed to by us with respect to a termination without “cause” or for “good reason,” vesting rights generally cease upon termination of employment and employees have three months in which to exercise vested options, except in the case of death, disability or retirement (subject to a one-year limitation).

We grant stock options at an exercise price and restricted stock units with a grant price equal to the closing price on The Nasdaq Global Market of our common stock on the date of the grant. Our Board of Directors has delegated to our Chief Executive Officer the ability to grant equity awards to non-executive employees upon joining our Company, and to make grants during each annual non-executive employee review cycle. Our Board of Directors has reviewed and approved both the total number of shares that our Chief Executive Officer can grant under such equity awards, and the range of shares subject to such grants based on each employee’s position and organization level with the Company.

Policies and Practices Related to the Grant of Certain Equity Awards

It is our policy that our Board of Directors, our Compensation Committee and our Chief Executive Officer do take material non-public information into account when determining the timing of equity awards. However, we do not time the disclosure of material non-public information for the purpose of impacting the value of executive compensation. During 2025, we did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one business day after the filing or furnishing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed material non-public information (the “Restricted Period”). We have a program, practice or plan whereby our annual grants for existing employees are consistently made at least two business days after the filing of our Annual Report on Form 10-K. For new employees, we either time the grants to be on the same day of each month to ensure that such grants are not made in connection with the release of material non-public information, or otherwise we do not grant stock options (or similar awards) during the Restricted Period.

2026 Named Executive Officer Compensation

Base Salary

On March 8, 2026, after reviewing our position versus our peer companies with respect to NEO performance and compensation in 2025, the Compensation Committee made no changes to the 2026 base salary for each of the NEOs.

Annual Incentive Awards

On March 8, 2026, the Compensation Committee discussed and made no changes to the 2026 target bonus percentage for each of the NEOs.

Equity Awards

The Compensation Committee approved the following restricted stock unit awards that were granted on March 9, 2026. Mr. Bellemin and Mr. Rosinack were not granted stock unit awards because their employment with the Company ended on June 30, 2025, and March 20, 2026, respectively.

		Number of
Name	Grant Date	RSUs(1)
Frederick G. Vogt, Ph.D., J.D.	3/9/2026	235,000
Corleen Roche	3/9/2026	132,200
Daniel Kirby	3/9/2026	132,200
Raj K. Puri, M.D., Ph.D.	3/9/2026	117,500
Igor Bilinsky, Ph.D.	3/9/2026	117,500

(1)	Represents shares of our common stock underlying restricted stock units awarded. The RSU awards vest over three years, with one third vesting on the first anniversary of the grant date and the remaining awards vesting in equal quarterly installments over the two-year period following such first anniversary.

Other Executive Compensation Considerations

Stock Ownership Guidelines

Although equity awards encourage equity ownership, we do not require our directors or executive officers to own a particular number of shares of our common stock. We believe that stock and option holdings among our directors and named executive officers are adequate at this time to appropriately align their interests with those of our stockholders.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any given year with respect to the compensation of certain executives, including each of our named executive officers. Historically, compensation that qualified as “performance-based compensation” under Section 162(m) of the Code could be excluded from this $1 million limit. This exception was repealed with the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after 2017, subject to an exception for certain grandfathered amounts, to the extent applicable.

While the Compensation Committee may consider the deductibility of compensation as a factor in determining executive compensation, the Compensation Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives, without regard to the deductibility of compensation under it.

Accounting for Share-Based Compensation

We account for share-based compensation in accordance with the requirements of FASB ASC Topic 718, “Compensation — Stock Compensation.” This accounting treatment has not significantly affected our executive compensation decisions.

Section 409A of the Code

Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.

Section 280G of the Code

Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.

Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans, including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers in the future, the Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.

Clawback Policy

We are subject to the clawback provisions of Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. In addition, our 2018 Equity Incentive Plan contains a “clawback” provision whereby, to the extent required by applicable law and/or the rules and regulations of Nasdaq or any other securities exchange or inter-dealer quotation service on which our common stock is listed or quoted, awards issued under the 2018 Equity Incentive Plan shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements, in the event our Company’s historical financial results are subsequently revised or restated. On November 17, 2023, we approved and adopted a policy related to the recovery of erroneously awarded incentive-based compensation received by certain executive officers of the Company on or after October 2, 2023 (the “Clawback Policy”). We enacted the Clawback Policy in order to comply with a recently enacted Nasdaq listing standard regarding the implementation of Exchange Act Rule 10D-1, which requires public companies to implement “clawback” policies providing for the recovery of incentive-based compensation in the event such company is required to prepare an accounting restatement due to the material noncompliance of such company with any financial reporting requirement under federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

Insider Trading Policy

We have adopted an insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, their immediate family members and entities owned or controlled by them as well as consultants that have access to material nonpublic information. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules, and regulations as well as the listing standards of Nasdaq applicable to us. The Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on February 24, 2026.

The Insider Trading Policy expressly prohibits each director, Section 16 officer, and any additional specified persons designated as being subject to the Insider Trading Policy from (i) selling any Company securities of the same class as a previous purchase by such party of the Company’s securities for at least six months after the purchase; (ii) short-selling the Company’s securities; (iii) buying or selling puts or calls or other derivative securities on the Company’s securities; (iv) holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan; and (v) entering into hedging or monetization transactions or similar arrangements with respect to the Company’s securities.

Our insider trading policy does not expressly apply to our Company because we ensure compliance with insider trading laws differently in the context of our own transactions in securities. Company compliance is considered at the level of our board of directors, with the advice of counsel and subject to implementation by our executive officers, in the context of our decisions to buy, sell, or otherwise transact in our securities.

The foregoing policies remained in place through 2025, and, unless otherwise noted above, we expect to continue to follow them for the foreseeable future.

Compensation-Related Risk Assessment

Our Compensation Committee, with the assistance of our management and Haigh, has analyzed the potential risks arising from our compensation policies and practices and has determined that there are no such risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

During 2025, no member of the Compensation Committee served as one of our officers, former officers, or employees. During 2025, none of our named executive officers served as a member of the compensation committee of any other entity, one of whose executive officers served as a member either of our Board of Directors or Compensation Committee, and none of our named executive officers served as a member of the Board of Directors of any other entity, one of whose executive officers served as a member of our Compensation Committee.

Stockholder Advisory Vote

Each year, we hold a non-binding advisory stockholder vote on the compensation program for our named executive officers. At every annual stockholder meeting held since 2017, our stockholders approved, on an advisory basis, the compensation of our named executive officers. In evaluating our compensation arrangements for 2025 year-end bonuses, we considered the support of our stockholders of our compensation arrangements and objectives. As a result, our Compensation Committee retains our general approach to executive compensation and continues to apply the same general principles and philosophy as in the prior fiscal years in determining executive compensation. Our Compensation Committee values the opinions of our stockholders and will take our stockholders’ opinions into account when making compensation decisions for the members of our executive team, including the named executive officers.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that this “Compensation Discussion and Analysis” be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Michael Weiser, M.D., Ph.D. (Chair)

Athena Countouriotis, M.D.

Wayne P. Rothbaum

SUMMARY COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table sets forth all compensation awards to, paid or earned by the following types of executive officers for each of the Company’s last three years ended December 31, 2025, 2024, and 2023: (i) all individuals serving as our principal executive officer or acting in a similar capacity during the fiscal year ended December 31, 2025, regardless of compensation level; (ii) all individuals serving as our principal financial officer or acting in a similar capacity during the fiscal year ended December 31, 2025, regardless of compensation level; (iii) up to three of our most highly compensated executive officers other than our principal executive officer and principal financial officer who were serving as executive officers at the end of the fiscal year ended December 31, 2025; and (iv) up to two additional individuals for whom disclosure would have been provided, but for the fact that the individual was not serving as one of our executive officers at the end of fiscal year ended December 31, 2025. We refer to these individuals collectively as our NEOs.

							Non-Equity
					Stock	Stock	Incentive Plan	All Other
		Salary	Bonus		Awards(1)	Option(2)	Compensation(3)	Compensation(4)	Total
Name and Principal Position	Year	($)	($)		($)	($)	($)	($)	($)
Current Officers:
Frederick G. Vogt, Ph.D., J.D.,	2025	800,000	—		759,375	—	312,000	16,800	1,888,175
Interim Chief Executive Officer and President, General Counsel	2024	730,060	—		9,969,063	—	237,270	16,800	10,953,193
	2023	692,000	89,960	(5)	890,000	2,477,800	629,720	15,200	4,794,680
Corleen Roche	2025	243,288	50,000	(6)	387,000	574,830	194,400	6,462	1,455,979
Chief Financial Officer(7)
Daniel Kirby	2025	507,534	100,000	(6)	1,222,800	133,763	184,680	11,817	2,160,595
Chief Commercial Officer(8)
Raj K. Puri, M.D., Ph.D.	2025	671,935	—		474,620	—	181,423	13,800	1,341,778
Chief Regulatory Officer	2024	643,000	—		2,382,165	—	176,184	14,800	3,216,149
Igor Bilinsky, Ph.D.,	2025	570,531	—		379,688	—	154,043	13,800	1,118,062
Chief Operating Officer	2024	551,238	—		2,557,873	—	124,029	14,800	3,247,940
	2023	527,500	47,475	(5)	300,393	418,154	284,850	13,200	1,591,571
Former Officers:
Jean-Marc Bellemin,	2025	277,454	—		379,688	—	—	5,962	663,104
Former Chief Financial Officer(9)	2024	551,238	—		2,557,873	—	124,029	14,800	3,247,940
	2023	527,500	47,475	(5)	—	836,258	284,850	13,200	1,709,283
Matthew W. Rosinack	2025	433,511	18,750		239,193	—	91,037	—	782,491
Interim Principal Financial Officer and Principal Accounting Officer(10)

(1)	Amounts shown reflect the grant date fair value of restricted stock units awarded in each fiscal year, in each case determined in accordance with FASB ASC Topic 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 10 to its audited financial statements included in its Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the restricted stock awards or the sale of the common stock underlying such restricted stock awards. For Mr. Kirby, the amount shown reflects the sum of (1) the grant date fair value of restricted stock units awarded on February 10, 2025, (2) the grant date fair value of PSUs awarded on February 10, 2025, at threshold performance, which is the performance achievement level we determined to be most probable at the time of grant, and (3) the fair value on the date of modification (December 3, 2025) of the PSUs granted on February 10, 2025, at target performance, which is the performance achievement level we determined to be most probable at the time of modification. The maximum payout for the PSUs awarded in February 2025 and modified in December 2025 was $798,000 and $331,500, respectively.
(2)	The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under FASB ASC Topic 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 10 to its audited financial statements included in its Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.
(3)	Amounts reported represent the annual cash performance-based bonuses earned pursuant to the achievement of certain corporate and individual performance objectives during 2025. Please see the descriptions of the annual performance bonuses in the prior section entitled “Annual Incentive Bonuses.”
(4)	Represents the Company matching portion of amounts contributed to the Company’s 401(k) plan and the Company’s contribution to a Health Savings Account on behalf of the named executive officer.
(5)	In March 2023, the Compensation Committee and Board of Directors approved a discretionary bonus program for all employees, including our NEOs. The award, equal to 20% of each employee’s 2023 target annual bonus, became payable in June 2024 after the FDA accepted the Company’s BLA for lifileucel in advanced melanoma.
(6)	Amount represents a sign-on bonus.
(7)	Ms. Roche’s employment with the Company began on August 6, 2025. Ms. Roche’s salary represents the base salary paid to Ms. Roche for her period of employment in 2025 and does not represent her annualized base salary for 2025.
(8)	Mr. Kirby’s employment with the Company began on February 10, 2025. Mr. Kirby’s salary represents the base salary paid to Mr. Kirby for his period of employment in 2025 and does not represent his annualized base salary for 2025.
(9)	Mr. Bellemin’s employment with the Company ended on June 30, 2025. Mr. Bellemin’s salary represents the base salary paid to Mr. Bellemin for his period of employment in 2025 and does not represent his annualized base salary for 2025.
(10)	Mr. Rosinack served as the Company’s interim Principal Financial Officer and Principal Accounting Officer from June 30, 2025, to August 8, 2025. Mr. Rosinack’s employment with the Company ended on March 20, 2026.

GRANT OF PLAN-BASED AWARDS

The following table provides information regarding plan-based awards granted to our named executive officers in the fiscal year ended December 31, 2025:

								All other
							All other	option awards:
				Estimated Future Payouts			Stock Awards:	Number of	Exercise or	Grant Date
				Under Equity Incentive			Number of	Securities	Base Price	Fair Value of
				Plan Awards (2)			Shares of	Underlying	of Option	Option and
	Grant		Target Bonus	Threshold	Target	Maximum	Stock or Units	Options	Awards	Stock Awards
Name	Date	Award Type	($)(1)	(#)	(#)	(#)	(#)(3)	(#)(3)	($)	($)(4)
Current Officers:
Frederick G. Vogt, Ph.D., J.D.		Annual Incentive	$520,000	—	—	—	—	—	$—	$—
	3/5/2025	RSUs	$—	—	—	—	187,500	—	$—	$759,375
Corleen Roche		Annual Incentive	$270,000	—	—	—	—	—	$—	$—
	8/6/2025	RSUs	$—	—	—	—	150,000	—	$—	$387,000
	8/6/2025	Stock Options	$—	—	—	—	—	300,000	$2.58	$574,830
Daniel Kirby		Annual Incentive	$256,500	—	—	—	—	—	$—	$—
	2/10/2025	RSUs	$—	—	—	—	120,000	—	$—	$638,400
	2/10/2025	Stock Options	$—	—	—	—	—	35,000	$5.32	$133,763
	2/10/2025	PSUs(2)	$—	60,000	120,000	150,000	—	—	$—	$319,200
	12/3/2025	PSUs(2)	$—	60,000	120,000	150,000	—	—	$—	$265,200
Raj K. Puri, M.D., Ph.D.		Annual Incentive	$302,371	—	—	—	—	—	$—	$—
	3/5/2025	RSUs	$—	—	—	—	117,190	—	$—	$474,620
Igor Bilinsky, Ph.D.		Annual Incentive	$256,739	—	—	—	—	—	$—	$—
	3/5/2025	RSUs	$—	—	—	—	93,750	—	$—	$379,688
Former Officers:
Jean-Marc Bellemin		Annual Incentive	$251,778	—	—	—	—	—	$—	$—
	3/5/2025	RSUs	$—	—	—	—	93,750	—	$—	$379,688
Matthew W. Rosinack		Annual Incentive	$151,729	—	—	—	—	—	$—	$—
	3/5/2025	RSUs	$—	—	—	—	59,060	—	$—	$239,193

(1)	Represents annual target amount for 2025 performance-based cash bonuses based on the terms of each named executive officer’s employment agreement and such other determinations made by the Compensation Committee of our Board of Directors as more fully described above under “Executive Compensation — Compensation Discussion and Analysis — 2025 Named Executive Officer Compensation.” The bonuses do not contain a threshold or maximum bonus opportunity for our named executive officers.
(2)	On February 10, 2025, Mr. Kirby was granted a PSU award with a target award of 120,000 PSUs, with a potential to earn up to 150,000 PSUs based on performance versus certain defined financial milestones. On December 3, 2025, the financial milestones were modified to align with the Company’s updated revenue guidance as disclosed in the Company’s Quarterly Report on Form 10-Q filed on May 8, 2025. For the PSU award granted on February 10, 2025, we determined that, as of the respective date of grant, it was probable, as defined under applicable accounting guidance, that the performance conditions would be achieved at Threshold performance. For such PSU award granted on February 10, 2025, which was modified on December 3, 2025, the value equals the increase in fair value on the date of the modification. We determined that, as of the respective date of the modification, it was probable that the performance conditions would be achieved at Target performance. On February 24, 2026, certain financial milestones were met, resulting in the vesting of the PSUs as to 120,000 of the underlying shares and the cancellation of the PSUs as to 30,000 of the underlying shares.
(3)	The equity awards vest over three years, with one third vesting on the first anniversary of the grant date and the remaining awards vesting in equal quarterly installments over the two-year period following such first anniversary.
(4)	Represents the fair value of each equity award on the date of grant, as computed in accordance with FASB ASC 718, “Compensation — Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 2 and Note 10 to its audited financial statements included in its Form 10 K filed with the SEC for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the equity awards, or the sale of the common stock underlying such equity awards.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid or awarded, are described above under “Compensation Discussion and Analysis.”

OUTSTANDING EQUITY AWARDS

The following table sets forth outstanding stock options and restricted stock units held by our named executive officers as of December 31, 2025. Mr. Bellemin did not hold any equity awards as of December 31, 2025. Since 2021, options and restricted stock units were granted under the 2018 Plan and the 2021 Inducement Plan.

Outstanding Equity Awards at Year Ended December 31, 2025

		Option Awards					Stock Awards
		Number of		Number of			Number		Market Value of
		Securities		Securities			of Shares		Shares or
		Underlying		Underlying			or Units		Units of
	Grant Date and	Unexercised		Unexercised			of Stock		Stock That
	Vesting	Options		Options	Option	Option	That Have		Have Not
	Commencement	(#)		(#)	Exercise	Expiration	Not Vested		Vested
	Date(1)	Exercisable		Unexercisable	Price ($)	Date(2)	(#)		($)(3)
Current Officers:
Frederick G. Vogt, Ph.D., J.D.,	3/5/2025	—		—	$—	—	187,500		$511,875
Interim Chief Executive Officer and President, General Counsel	3/1/2024	—		—	$—	—	208,344		$568,779
	3/2/2023	458,331		41,669	$7.12	3/2/2033	10,418		$28,441
	6/14/2021	173,900		—	$23.87	6/14/2031	—		$—
	1/4/2021	175,000		—	$46.26	1/4/2031	—		$—
	1/3/2020	150,000		—	$25.54	1/3/2030	—		$—
	3/4/2019	200,000		—	$11.26	3/4/2029	—		$—
	12/29/2017	37,400		—	$8.00	12/29/2027	—		$—
	3/16/2017	12,600		—	$7.45	3/16/2027	—		$—
	11/14/2016	200,000		—	$7.55	11/14/2026	—		$—
Corleen Roche	8/6/2025	—		300,000	$2.58	8/6/2035	—		$—
Chief Financial Officer	8/6/2025	—		—	$—	—	150,000		$409,500
Daniel Kirby	2/10/2025	—		35,000	$5.32	2/10/2035	—		$—
Chief Commercial Officer	2/10/2025	—	—	—	$—	—	150,000	(4)	$409,500
	2/10/2025	—		—	$—	—	120,000		$327,600
Raj K. Puri, M.D., Ph.D.	3/5/2025	—		—	$—	—	117,190		$319,929
Chief Regulatory Officer	3/1/2024	—		—	$—	—	27,348		$74,660
	3/2/2023	85,946		7,814	$7.12	3/2/2033	—		$—
	3/14/2022	325,000		—	$12.38	3/14/2032	—		$—
Igor Bilinsky, Ph.D.,	3/5/2025	—		—	$—	—	93,750		$255,938
Chief Operating Officer	3/1/2024	—		—	$—	—	43,949		$119,981
	3/2/2023	77,347		7,033	$7.12	3/2/2033	3,517		$9,601
	1/14/2022	67,500		—	$15.49	1/14/2032	—		$—
	3/15/2021	150,000		—	$34.91	47,922.00	—		$—
Former Officers:
Matthew W. Rosinack	3/5/2025	—		—	$—	3/5/2035	59,060		$161,234
Interim Principal Financial Officer and Principal Accounting Officer	3/1/2024	—		—	$—	3/1/2034	27,348		$74,660
	3/2/2023	—		—	$—	3/2/2033	3,907		$10,666
	9/27/2021	75,000		—	$25.30	9/27/2031	—		$—

(1)	Except as otherwise noted, the stock option and restricted stock unit awards vest as to one third of the shares underlying the equity awards on the first anniversary of the grant date, with remaining stock option and restricted stock unit awards vesting in equal quarterly installments over the two-year period following such first anniversary of the grant date.

(2)	All stock options have a ten-year term, measured from the date of grant, which is the latest date that the stock options may be exercised. Stock options may terminate earlier in certain circumstances, such as in connection with a named executive officer’s termination of employment or in connection with certain corporate transactions, including a change of control.
(3)	Represents the number of outstanding stock awards multiplied by the fair market value of the common stock at the close of trading on The Nasdaq Global Market on December 31, 2025 ($2.73).
(4)	On February 10, 2025, Mr. Kirby was granted an award of up to 150,000 PSUs, which vests in the form of shares of the Company’s common stock upon the achievement of certain financial milestones. On December 3, 2025, the financial milestones were modified to align with the Company’s updated revenue guidance as disclosed in the Company’s Quarterly Report on Form 10-Q filed on May 8, 2025. On February 24, 2026, certain financial milestones were met, resulting in the vesting of the PSUs as to 120,000 of the underlying shares and the cancellation of the PSUs as to 30,000 of the underlying shares.

OPTION EXERCISES AND RESTRICTED STOCK UNITS VESTED

The following table contains information for our named executive officers concerning the restricted stock units that vested during the year ended December 31, 2025. None of our named executive officers exercised stock options during the year ended December 31, 2025.

	Stock Awards
	Number of	Value
	Shares Acquired	Realized on
Name	on Vesting	Vesting ($)(1)
Frederick G. Vogt, Ph.D., J.D., Interim Chief Executive Officer and President, General Counsel	401,035	$1,348,348
Corleen Roche, Chief Financial Officer	—	$—
Daniel Kirby, Chief Commercial Officer	—	$—
Raj K. Puri, M.D., Ph.D., Chief Regulatory Officer	84,741	$306,116
Igor Bilinsky, Ph.D., Chief Operating Officer	101,835	$343,190
Jean-Marc Bellemin, Former Chief Financial Officer	67,379	$252,172
Matthew W. Rosinack, Interim Principal Financial Officer and Principal Accounting Officer	69,327	$228,255
(1)	Represents the price of our common stock at the close of trading on The Nasdaq Global Market on the vesting date multiplied by the number of restricted stock units that vested on that date.

EMPLOYMENT AGREEMENTS

The following is a summary of the employment agreements that we entered into with our named executive officers.

Frederick G. Vogt, Ph.D., J.D. On August 7, 2016, we entered into an Executive Employment Agreement with Frederick G. Vogt, Ph.D., J.D., under which Dr. Vogt agreed to serve as our Vice President of Intellectual Property, effective September 30, 2016. This agreement outlined Dr. Vogt’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. Annually, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.

Dr. Vogt’s employment is “at-will” and not for any pre-determined period of time. If the Company terminates Dr. Vogt without “cause,” or Dr. Vogt resigns for “good reason,” Dr. Vogt will receive (i) base salary earned through the date of termination; (ii) a prorated portion of any incentive compensation earned through the date of termination; (iii) a “severance payment” equivalent to six months of his then-current base salary; and (iv) any unvested stock options will become fully vested, and he shall have six months from the date of termination within which to exercise his vested options. If Dr. Vogt’s employment is terminated by the Company for any reason other than cause within six months before a “change of control” (as defined in the employment agreement) of the Company or within twelve (12) months after a change of control of the Company, then Dr. Vogt shall be entitled to receive the payments described in clauses (iii) and (iv) of this paragraph.

On May 18, 2021, Dr. Vogt was named Interim Chief Executive Officer and President, which became effective on June 10, 2021, on which date the Compensation Committee of the Board of Directors approved an adjustment to Dr. Vogt’s base salary and bonus target commensurate with this new role. In addition, his without cause severance payment was increased to 12 months of salary and the prorated portion of any incentive compensation earned. Dr. Vogt’s unvested stock options will continue to become fully vested, and he shall have six months from the date of termination within which to exercise his vested options. These changes to Dr. Vogt’s compensation will remain in effect so long as he serves in the capacity of Interim Chief Executive Officer and President.

Corleen Roche. On July 7, 2025, we entered into an Executive Employment Agreement with Corleen Roche, under which Ms. Roche agreed to serve as our Chief Financial Officer, effective August 6, 2025. This agreement outlined Ms. Roche’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. Annually, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.

Ms. Roche’s employment is “at-will” and not for any pre-determined period of time. If the Company terminates Ms. Roche without “cause,” or Ms. Roche resigns for “good reason” (as such terms are defined in the employment agreement), Ms. Roche will receive (i) her base salary through the date of termination; (ii) a severance payment equal to (a) twelve months of her then base salary, and (b) her annual discretionary bonus award, subject to a pro-rata reduction according to the duration of employment in the calendar year of the termination, (iii) immediate vesting of any unvested portion of her new hire equity award, provided that she executes and does not revoke a general release of claims and continues to comply with any and all agreements concerning her employment with and separation from employment. If Ms. Roche’s employment is terminated by the Company upon a “change of control” (as defined in the employment agreement), then Ms. Roche shall be entitled to (i) a payment equal to eighteen months of her then base salary, (ii) a payment equal to her annual target bonus, and (iii) any unvested equity awards that she holds at the time of her termination will become fully vested on the termination date, and Ms. Roche will have three months after the date of termination to exercise her vested options.

Jean-Marc Bellemin. On November 23, 2020, we entered into an Executive Employment Agreement with Jean-Marc Bellemin, under which Mr. Bellemin agreed to serve as our Chief Financial Officer, effective December 14, 2020. Mr. Bellemin’s employment with the Company ended on June 30, 2025.

Matthew W. Rosinack. On September 22, 2021, we entered into an employment agreement with Mr. Rosinack pursuant to which he agreed to serve as our Senior Vice President, Finance, effective September 27, 2021. Effective June 30, 2025, Mr. Rosinack was appointed as our interim Principal Financial Officer and Principal Accounting Officer and served in those roles until August 8, 2025. Mr. Rosinack’s employment with the Company ended on March 20, 2026.

Daniel Kirby. On January 25, 2025, we entered into an Executive Employment Agreement with Daniel Kirby under which Mr. Kirby agreed to serve as our Chief Commercial Officer, effective February 10, 2025. This agreement outlined Mr. Kirby’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. Annually, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.

Mr. Kirby’s employment is “at-will” and not for any pre-determined period of time. If the Company terminates Mr. Kirby without “cause,” or Mr. Kirby resigns for “good reason” (as such terms are defined in the employment agreement), Mr. Kirby will receive (i) his annual base salary and any benefits required to be paid in accordance with applicable benefit plans through the date of termination; (ii) a severance payment equal to six months of his then annual base salary; and (iii) immediate vesting of any unvested portion of his new hire equity awards, provided that he executes and does not revoke a general release of claims and continues to comply with any and all agreements concerning his employment with and separation from employment. If Mr. Kirby’s employment is terminated by the Company upon a “change of control” (as defined in the employment agreement), then Mr. Kirby will receive the payments described in clauses (i) and (ii) of this paragraph, any unvested equity awards that he holds at the time of his termination will become fully vested on the termination date, and Mr. Kirby will have three months after the date of termination to exercise his vested options.

Raj K. Puri, M.D., Ph.D. On January 10, 2022, we entered into an Executive Employment Agreement with Raj K. Puri, M.D., Ph.D. under which Dr. Puri agreed to serve as our Executive Vice President, Regulatory Strategy and Translational Medicine, effective April 11, 2022. This agreement outlined Dr. Puri’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. Annually, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.

Dr. Puri’s employment is “at-will” and not for any pre-determined period of time. If the Company terminates Dr. Puri without “cause,” or Dr. Puri resigns for “good reason” (as such terms are defined in the employment agreement), Dr. Puri will receive (i) his annual base salary and any benefits required to be paid in accordance with applicable benefit plans through the date of termination; (ii) a severance payment equal to twelve months of his then annual base salary; and (iii) immediate vesting of any unvested portion of his new hire equity awards, provided that he executes and does not revoke a general release of claims and continues to comply with any and all agreements concerning his employment with and separation from employment. If Dr. Puri’s employment termination without cause or resignation for good reason occurs within six months before a “change of control” (as defined in the employment agreement) of the Company or within twelve months after a change of control of the Company, then Dr. Puri will receive the payments described in clauses (i) and (ii) of this paragraph, any time-based unvested equity awards that he holds at the time of his termination will become fully vested on the termination date, and Dr. Puri will have three months after the date of termination to exercise his vested options.

On September 29, 2024, Dr. Puri was named Chief Regulatory Officer, which became effective on November 22, 2024, on which date the Compensation Committee of the Board of Directors approved an adjustment to Dr. Puri’s compensation commensurate with this new role.

Igor Bilinsky, Ph.D. On February 18, 2021, we entered into an Executive Employment Agreement with Igor Bilinsky, Ph.D. under which Dr. Bilinsky agreed to serve as our Chief Operating Officer, effective March 15, 2021. This agreement outlined Dr. Bilinsky’s initial base salary, signing bonus, annual incentive compensation and new hire equity award. Annually, the Compensation Committee of the Board of Directors reviews performance and compensation and approves increases to base salary, as well as approving bonus achievement under the incentive compensation program and grants equity.

Dr. Bilinsky’s employment is “at-will” and not for any pre-determined period of time. If the Company terminates Dr. Bilinsky without “cause,” or Dr. Bilinsky resigns for “good reason” (as such terms are defined in the employment agreement), Dr. Bilinsky will receive (i) his annual base salary and any benefits required to be paid in accordance with applicable benefit plans through the date of termination; and (ii) a severance payment equal to six months of his then annual base salary, provided that he executes and does not revoke a general release of claims and continues to comply with any and all agreements concerning his employment with and separation from employment. If Dr. Bilinsky’s employment termination without cause or resignation for good reason occurs within six months before a “change of control” (as defined in the employment agreement) of the Company or within twelve (12) months after a change of control of the Company, then Dr. Bilinsky will receive the payments described in clauses (i) and (ii) of this paragraph, any time-based unvested stock options that he holds at the time of his termination will become fully vested on the termination date, and Dr. Bilinsky will have three months after the date of termination to exercise his vested options.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Each of our named executive officers have employment agreements with the Company. These employment agreements have no specified term, and the employment relationship may be terminated by the named executive officers or by us at any time. The following table sets forth information regarding payments that would have been made to our named executive officers if they suffered an involuntary termination without cause not in connection with a change in control, or a termination without cause in connection with a change in control, and such termination payments were triggered on December 31, 2025. Mr. Bellemin is excluded from the table below because his employment with the Company ended on June 30, 2025. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

The terms “cause,” “good reason,” “disability,” and “change in control” in this section have the meanings provided in the applicable employment agreement or equity award agreement. Equity acceleration is calculated based on the closing price of the Company common stock trading on The Nasdaq Global Market on December 31, 2025 ($2.73) (the last trading day of the year). The amounts listed below do not include any taxes due in connection with such payments, including any tax under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”) that may be triggered by such payments. See the Employment Agreements section following the table for potential additional benefits that may be awarded to the named executive officers as well as additional conditions that may apply to such payments.

	Change in				Termination
	Control		Termination		Due to
	Acceleration		Without		Death
	and Termination		Cause or for		or Disability
	Without Cause ($)		Good Reason ($)		($)
Current Officers
Frederick G. Vogt, Ph.D., J.D.
Cash severance	920,000	(1)	1,320,000	(2)	520,000	(3)
Equity acceleration	—	(4)	—	(4)	1,109,095	(5)
Corleen Roche
Cash severance	1,170,000	(6)	870,000	(7)	—
Equity acceleration	454,500	(8)	454,500	(9)	454,500	(5)
Daniel Kirby
Cash severance	285,000	(10)	285,000	(10)	—
Equity acceleration	737,100	(8)	737,100	(9)	737,100	(5)
Raj K. Puri, M.D., Ph.D.
Cash severance	671,935	(11)	671,935	(11)	—
Equity acceleration	394,589	(8)	—		394,589	(5)
Igor Bilinsky, Ph.D.
Cash severance	285,266	(10)	285,266	(10)	—
Equity acceleration	385,520	(8)	—		385,520	(5)
Former Officers
Matthew W. Rosinack
Cash severance	—		—		—
Equity acceleration	—		—		246,560	(5)
(1)	Dr. Vogt would receive six months of his current annual base salary and his pro-rated target bonus for that year assuming the bonus was earned in 2025.
(2)	Upon termination without cause while serving in the Interim CEO role and for three months thereafter, Dr. Vogt would receive twelve months of his annual base salary and his pro-rated target bonus for that year assuming the bonus was earned in 2025.
(3)	Dr. Vogt would receive his pro-rated target bonus for that year assuming the bonus was earned in 2025.
(4)	Dr. Vogt’s stock options would vest and he would have six months from the date of termination within which to exercise his vested options.

(5)	As provided by the stock option and restricted stock unit award agreements for the 2018 Plan and 2021 Inducement Plan, upon termination due to death or disability the named executive officer unvested equity is accelerated and the named executive officer would have twelve months from the date of termination within which to exercise their vested options.
(6)	The named executive officer would receive eighteen months of their current annual base salary and their pro-rated target bonus for that year assuming the bonus was earned in 2025.
(7)	The named executive officer would receive twelve months of their current annual base salary and their pro-rated target bonus for that year assuming the bonus was earned in 2025.
(8)	The named executive officer’s equity awards would vest and the named executive officer would have three months from the date of termination within which to exercise their vested options.
(9)	The named executive officer’s new hire equity awards would vest and the named executive officer would have three months from the date of termination within which to exercise their vested options.
(10)	The named executive officer would receive six months of their current annual base salary.
(11)	The named executive officer would receive twelve months of their current annual base salary.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance measures of our company for the last five fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021.

									Value of Initial Fixed
									$100 Investment
							Average SCT	Average CAP		NASDAQ		Company-
	SCT	CAP	SCT		CAP		Compensation	Compensation	Company	Biotech Index		selected
	Compensation	Compensation	Compensation		Compensation		for Other	for Other	Total Share-	Total Share-	Net Loss	Financial Perf.
Year	for CEO 1	for CEO 1	for CEO 2		for CEO 2		NEOs	NEOs	holder Return	holder Return	($M)	Measure
(a)	(b)	(c)	(d)		(e)		(f)	(g)	(h)	(i)	(j)	(k)
2025	$1,888,175	$(1,619,671)	$	N/A	$	N/A	$1,289,268	$684,323	$5.88	$124.75	$(391.0)	$—
2024	$10,953,192	$7,048,573	$	N/A	$	N/A	$3,258,633	$2,925,794	$26.72	$118.20	$(372.2)	$—
2023	$4,794,680	$5,215,475	$	N/A	$	N/A	$1,689,055	$1,796,364	$29.36	$118.87	$(444.0)	$—
2022	$5,259,100	$(173,208)	$	N/A	$	N/A	$2,159,230	$(50,500)	$23.08	$113.65	$(395.9)	$—
2021	$3,216,310	$3,169,786		$7,011,698		$(2,484,140)	$3,270,763	$(324,022)	$68.95	$126.45	$(342.3)	$—

Columns (b), (d) and (f). Reflects compensation amounts reported in the “Summary Compensation Table” (“SCT”) for our CEOs and average amount reported for our non-CEO NEOs, for the respective years shown. Our CEOs and non-CEO NEOs for each of these fiscal years are shown below:

Year	CEO	Non-CEO NEOs
2025	Frederick G. Vogt, Ph.D., J.D.	Corleen Roche, Dan Kirby, Igor Bilinsky, Ph.D., Raj Puri, M.D., Ph.D., Jean-Marc Bellemin, Matthew W. Rosinack
2024	Frederick G. Vogt, Ph.D., J.D.	Friedrich Graf Finckenstein, M.D., Jean-Marc Bellemin, Igor Bilinsky, Ph.D., Raj Puri, M.D., Ph.D.
2023	Frederick G. Vogt, Ph.D., J.D.	Friedrich Graf Finckenstein, M.D., Jean-Marc Bellemin, Igor Bilinsky, Ph.D.
2022	Frederick G. Vogt, Ph.D., J.D.	Friedrich Graf Finckenstein, M.D., Jean-Marc Bellemin, Igor Bilinsky, Ph.D.
2021	Frederick G. Vogt, Ph.D., J.D. (effective June 10, 2021), Maria Fardis, Ph.D. (until June 10, 2021)	Friedrich Graf Finckenstein, M.D., Jean-Marc Bellemin, Igor Bilinsky, Ph.D., Michael Swartzburg

Columns (c), (e) and (g). CAP to our CEOs and the average CAP to our non-CEO NEOs for the respective years shown reflect the respective amounts set forth in columns (b), (d) and (f) of the table above, adjusted as determined in accordance with SEC rules and calculation methodology. Adjustments for the fiscal year ended December 31, 2025, are set forth in the table below. The dollar amounts reflected in columns (c), (e) and (g) of the table above do not reflect the actual amount of compensation earned by or paid to our CEOs and non-CEO NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee regarding the CEO’s and average non-CEO NEOs’ compensation for each fiscal year, please see the “Compensation Discussion and Analysis” section in this proxy statement as well as the proxy statements reporting pay for the prior fiscal years covered in these tables.

	2025

	CAP	Average
	Compensation	CAP
	for	Compensation
Adjustments	CEO 1	for other NEOs

Reported Summary Compensation Table Total	$1,888,175	$1,289,268

Deduction for amounts reported under Stock Awards and Option Awards columns in Summary Compensation Table for applicable fiscal year.	$(759,375)	$(667,530)

Add back: The year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the fiscal year	$511,873	$414,854

The change in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	$(1,152,487)	$(90,441)

For awards that are granted and vest in the same year, the fair value as of the vesting date	$—	$—

For awards granted in prior years that vest in the fiscal year, the change in the fair value from the end of the prior fiscal year to the vesting date	$(2,107,858)	$(261,827)
"Compensation Actually Paid"	(1,619,671)	684,323

Column (h). Illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in the Company’s common stock made on December 31, 2020.

Column (i). Illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 made on December 31, 2020, in the NASDAQ Biotechnology Index, which is the same peer group used for the Stock Performance Graph included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 24, 2026.

Column (j). Reflects “Net Income” in the Company’s Consolidated Statement of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022, and 2021.

Column (k). At this time, given that we have only recently become a commercial company without significant revenue, we do not use any specific company-selected financial measures for purposes of determining “compensation actually paid.” As is the case with many companies in the biotechnology industry, our annual incentive objectives are generally tied to the Company’s strategic and operational goals rather than financial goals. However, our Compensation Committee has approved robust goals and objectives discussed annually in our Compensation Discussion and Analysis section in this proxy statement and the proxy statements reporting pay for the fiscal years covered in these tables. Accordingly, we do not have a financial metric in our executive compensation program that would constitute the Company Selected Measure, as contemplated under the SEC Pay Versus Performance disclosure rules.

Relationship between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” to our CEOs and other non-CEO NEOs in 2021, 2022, 2023, 2024, and 2025 to (1) Company total shareholder return (“TSR”) of both the Company and the NASDAQ Biotechnology Index and (2) the Company’s net loss. CAP, as required and calculated under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices and various accounting valuation assumptions such as the assumptions used in the Black-Scholes stock option valuation model. CAP does not reflect actual amounts paid out for those awards and generally fluctuates due to stock price performance and accounting assumptions. For a discussion of how our Compensation Committee assessed our performance and our named executive officers’ pay each year, see “Compensation Discussion and Analysis” in this proxy statement and in the proxy statements for 2021, 2022, 2023, 2024, and 2025.

At this time, we do not use any specific financial measures for purposes of determining executive compensation and have not included a tabular list of financial performance measures. We believe our commercial, clinical and regulatory goals and objectives represent the most important performance measures we use to link “compensation actually paid” to our Company performance. For a discussion of how our Compensation Committee assessed our performance and our named executive officers’ pay each year, see “Compensation Discussion and Analysis” in this proxy statement and in the proxy statements for 2021, 2022, 2023, 2024, and 2025.

CHIEF EXECUTIVE OFFICER PAY RATIO

SEC rules require companies to disclose the ratio of the total annual compensation of the principal executive officer to the median employee’s total annual compensation. For 2025, we identified the median employee by examining the 2025 total annual target cash compensation for all individuals, excluding our Interim Chief Executive Officer, who were employed by us on December 23, 2025. For all employees, we examined target total cash compensation, which included base salary and target annual incentive compensation. We annualized the compensation of all permanent employees who were not employed by us for all of 2025.

After identifying the median employee based on target total cash compensation as described above, we calculated annual total compensation for that employee using the same methodology we use for our named executive officers as set forth in the 2025 Summary Compensation Table above. The total annual compensation of the median employee for 2025 was $153,409. The total annual compensation including bonuses for our Interim Chief Executive Officer for 2025 was $1,888,175. The ratio of Interim Chief Executive Officer total annual compensation to the median employee total annual compensation for 2025 was approximately 12.31 to 1.

Because Item 402(u) of Regulation S-K permits companies to use a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect a Company’s employee population and compensation practices, we believe that our CEO Pay Ratio should not be used as a basis for comparison between companies.

PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A(a) of the Exchange Act, provides the Company’s stockholders with the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2020 Annual Meeting of Stockholders, our stockholders approved an advisory measure that the stockholders’ advisory votes on executive compensation be held on an annual basis. Our Board of Directors determined to follow our stockholders’ recommendations and to include an annual stockholders’ advisory vote on the compensation of the Company’s named executive officers. Please refer to the discussion under “Executive Compensation — Compensation Discussion and Analysis” for a description of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which include the disclosures under “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Iovance Biotherapeutics, Inc., as disclosed in the 2025 Proxy Statement of Iovance Biotherapeutics, Inc. pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is advisory in nature and therefore is not binding on us, our Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee, however, value the opinions of our stockholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider the stockholders’ concerns, and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

This Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting. Abstentions and broker “non-votes” will have no effect on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY

"SAY ON PAY" VOTES

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to include in this proxy statement and to present at the Annual Meeting a non-binding stockholder vote on whether an advisory vote on executive compensation should be held annually, every two years or every three years. The Board of Directors believes that an advisory “say on pay” vote on executive compensation should be held annually, consistent with the Company’s past practices.

In line with our past practices, and based on the results of our second say on frequency proposal in 2020, we believe it is in our best interest to hold our say on pay vote on an annual basis, as we believe holding this vote annually provides an effective way to obtain current information on stockholder sentiment about the Company’s executive compensation program. Additionally, while the say on pay vote is a formal means for soliciting stockholder feedback, we welcome the opportunity to engage with stockholders at any time.

Proposal No. 3, commonly known as a “say on frequency” vote, gives stockholders the opportunity to endorse or not endorse the decision of the Board of Directors to hold an advisory vote on executive compensation at each annual meeting of stockholders hereafter. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the Company’s presentation at every annual meeting of stockholders hereafter of a proposal to approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in the Company’s proxy statement for such annual meeting.

This vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board of Directors or creating or implying any change to the fiduciary duties of the Board. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Vote Required

The frequency that receives the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker “non-votes”) at the Annual Meeting will be the frequency recommended by the stockholders. Stockholders can choose one of four choices for this Proposal on the proxy card: one year, two years, three years, or abstain. Abstentions and broker “non-votes” will have no effect on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “ONE YEAR” REGARDING THE NON-BINDING FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our Audit Committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding this appointment of Ernst & Young LLP as our independent registered public accounting firm, and even if our stockholders ratify that appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our 2026 fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders.

If our stockholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee may reconsider the appointment.

Independent Registered Public Accounting Firm

During the fiscal years ended December 31, 2025, and 2024, neither we nor anyone acting on our behalf consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specific, completed or proposed transaction, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our Company by Ernst & Young LLP for our fiscal years ended December 31, 2025, and 2024, respectively.

	2025	2024
Audit fees:	$3,242,740	$2,792,988
Audit related fees:	$—	$—
Tax fees:	$—	$—
All other fees:	$—	$—
Total	$3,242,740	$2,792,988

In the above table, “audit fees” are fees for professional services for the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the fiscal year ended December 31, 2024, including internal control attestations, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with regulatory filings and public offerings. “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and that are not reported under the “audit fees” category. “Tax fees” are fees for tax compliance, tax advice and tax planning.

Our Audit Committee considered whether the provision of the services described above for the fiscal years ended December 31, 2025, and 2024 is compatible with maintaining the auditor’s independence. All audit and non-audit services that may be provided by our principal accountant to us require pre-approval by the Audit Committee. Further, our auditor shall not provide those services to us specifically prohibited by the SEC, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Auditor Independence

In our fiscal year ended December 31, 2025, there were no other professional services provided by Ernst & Young LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to questions.

Vote Required

This Proposal requires an affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting. Brokers are entitled to vote on this matter without direction from you and therefore are included in the number of affirmative votes required to achieve a majority. Abstentions will have no effect on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL NO. 5 — APPROVAL OF AN AMENDMENT TO OUR 2020 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES

Overview

On April 10, 2026, our Board of Directors, acting on the recommendation of the Compensation Committee, adopted an amendment to the 2020 ESPP to increase by 1,000,000 the total number of shares that can be issued under the 2020 ESPP, as amended, from 2,900,000 shares to 3,900,000 shares, subject to stockholder approval of the amendment. The Board has determined 1,000,000 shares is a reasonable and appropriate increase at this time based on current employee participation rates in the 2020 ESPP. This increase in total number of shares represents approximately 0.2% of our total shares of common stock outstanding as of the Record Date. Our executive officers have an interest in this proposal as they are eligible to participate in the 2020 ESPP, as amended. Our non-employee directors are not eligible to participate in the 2020 ESPP, as amended. In adopting the ESPP Amendment, our Board of Directors considered the benefits of stock purchase plans, including the adoption of similar plans by most of the companies in our peer group, the recruitment benefits of such plans, the significant participation in the 2020 ESPP by our employees at present, and the continued development of a stock ownership culture by our employees.

Summary of the 2020 ESPP, as Amended

This section summarizes certain principal features of the 2020 ESPP, as amended. The summary is qualified in its entirety by reference to the complete text of the 2020 ESPP, as amended. The 2020 ESPP, as amended, is provided in Appendix A, where the foregoing amendment is shown in blackline text.

The 2020 ESPP, as amended, authorizes the sale of an aggregate of 3,900,000 shares of our common stock. Appropriate adjustments will be made in the number of authorized shares and in outstanding purchase rights to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to purchase rights which expire or are cancelled will again become available for issuance under the 2020 ESPP, as amended.

The Compensation Committee will administer the 2020 ESPP, as amended, and have full authority to interpret the terms of the 2020 ESPP, as amended. The 2020 ESPP, as amended, provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2020 ESPP, as amended.

All of our employees, including our named executive officers, are eligible to participate if they are customarily employed by us for at least 20 hours per week and more than five months in any calendar year. Non-employee directors are not eligible to participate in the 2020 ESPP, as amended. If any local laws applicable to any of our non-United States employees require that participation in the 2020 ESPP, as amended, be extended to additional classes of employees or otherwise impose different terms or restrictions on their participation, those requirements may be satisfied through separate offerings under the 2020 ESPP, as amended, not intended to qualify under Section 423 of the Code, and such separate offerings will be treated part of a “Non-423 Plan” component of the 2020 ESPP, as amended. Employees in certain jurisdictions having unfavorable laws regarding stock purchase plans may be excluded from participating in the 2020 ESPP, as amended. As of the Record Date, we had 979 employees. However, an employee may not be granted rights to purchase stock under our 2020 ESPP, as amended, if such employee:

●	Immediately after the grant would own stock or options to purchase stock possessing 5.0% or more of the total combined voting power or value of all classes of our capital stock; or
●	Holds rights to purchase stock under all of our employee stock purchase plans that would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year in which the right to be granted would be outstanding at any time.

Our 2020 ESPP, as amended, is intended to qualify under Section 423 of the Code and the 2020 ESPP, as amended, shall be so construed. The 2020 ESPP, as amended, will typically be implemented through two consecutive six-month offering periods. The offering periods generally start on or about December 15th and June 15th of each year after an enrollment period. The Compensation Committee may, in its discretion, modify the terms of future offering periods, including establishing longer offering periods and providing for multiple purchase dates.

Our 2020 ESPP, as amended, permits participants to purchase common stock through payroll deductions of up to 20.0% of their eligible compensation, which includes a participant’s regular and recurring straight time gross earnings and payments for overtime and shift premiums, but exclusive of sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, any contributions made by us on the participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or any amounts directly or indirectly paid pursuant to the 2020 ESPP, as amended, or any other stock purchase, stock option or other stock-based compensation plan, or similar types of compensation.

Amounts deducted and accumulated from participant compensation are used to purchase shares of our common stock at the end of each offering period. Under the terms of the 2020 ESPP, as amended, the purchase price of the shares may be 85.0% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the last day of the offering period. Participants may end their participation at any time during an offering period and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with us.

Each participant in any offering will have an option to purchase for each full month contained in the offering period a number of shares which shall be the lesser of (i) the number of shares determined by dividing the product of $2,083.33 and the number of months (rounded to the nearest whole month) in the offering period and rounding to the nearest whole dollar by the fair market value of a share of our common stock on the first day of the offering period or (ii) 420 shares multiplied by the number of months (rounded to the nearest whole month) in the offering period and rounding to the nearest whole share, and except as limited in order to comply with Section 423 of the Code. Prior to the beginning of any offering period, the Compensation Committee, as administrator of the 2020 ESPP, as amended, may alter the maximum number of shares that may be purchased by any participant during the offering period or specify a maximum aggregate number of shares that may be purchased by all participants in the offering period. If insufficient shares remain available under the plan to permit all participants to purchase the number of shares to which they would otherwise be entitled, the administrator will make a pro rata allocation of the available shares. Any amounts withheld from participants’ compensation in excess of the amounts used to purchase shares will be refunded, without interest.

A participant may not transfer rights granted under the 2020 ESPP, as amended, other than by will, the laws of descent and distribution or as otherwise provided under the 2020 ESPP, as amended.

As further discussed below, in the event of a change in control, an acquiring or successor corporation may assume our rights and obligations under outstanding purchase rights or substitute substantially equivalent purchase rights. If the acquiring or successor corporation does not assume or substitute for outstanding purchase rights, then the purchase date of the offering periods then in progress will be accelerated to a date prior to the change in control.

Our 2020 ESPP, as amended, will continue in effect until terminated by the Compensation Committee. The Compensation Committee has the authority to amend, suspend or terminate our 2020 ESPP, as amended, as described below.

Purpose

The purpose of the 2020 ESPP, as amended, is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward our eligible employees and by motivating such persons to contribute to the growth and profitability of the Company. The 2020 ESPP, as amended, provides such eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of common stock.

Valuation

On the Record Date, the fair market value per share of our common stock was $3.82, which was the closing price per share of our common stock on such date.

New Plan Benefits

While all of our employees employed by us for at least 20 hours per week who work more than five months in any calendar year will be eligible to participate in the 2020 ESPP, as amended, and could purchase as much as $25,000 worth of our common stock in a particular year, the actual amount or value of shares purchased by any given employee or group of employees is not determinable because it depends on the elections of each employee who chooses to participate. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2020 ESPP, as amended, or the benefits that would have been received by such participants if the 2020 ESPP, as amended, had been in effect in the year ended December 31, 2025. Therefore, a New Plan Benefits table has not been provided.

2020 ESPP Plan Benefits

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock that have been purchased under the 2020 ESPP since its inception through the Record Date, even if not currently outstanding:

Name and Position	Number of Shares Purchased
Frederick G. Vogt, Ph.D., J.D. Interim Chief Executive Officer and President, General Counsel	—
Corleen Roche, Chief Financial Officer	—
Daniel Kirby, Chief Commercial Officer	2,520
Raj K. Puri, M.D., Ph.D., Chief Regulatory Officer	8,997
Igor Bilinsky, Ph.D., Chief Operating Officer	—
Jean-Marc Bellemin, Chief Financial Officer	11,331
Matthew W. Rosinack, Interim Principal Financial Officer and Principal Accounting Officer	9,089
All current executive officers as a group	11,517
All current nonexecutive directors as a group*	—
Each nominee for election as a director*	—
Each associate of any of such directors, executive officers or nominees*	—
Each other person who received or is to receive 5% of awards	—
All employees as a group (Including officers who are not executive officers)	2,074,237

* Ineligible to participate in the ESPP

Participant Withdrawal or Termination

A participant may withdraw from the 2020 ESPP, as amended, by signing and delivering to our office or representative designated by us a written or electronic notice of withdrawal on a form provided by us for this purpose. Such withdrawal may be elected at any time prior to the end of an offering period; provided, however, that if a participant withdraws from the 2020 ESPP, as amended, after a purchase date, the withdrawal shall not affect shares of common stock acquired by the participant on such purchase date. A participant who voluntarily withdraws from the 2020 ESPP, as amended, is prohibited from resuming participation in the 2020 ESPP, as amended, in the same offering from which he or she withdrew, but may participate in any subsequent offering by again satisfying the requirements of the 2020 ESPP, as amended. We may impose, from time to time, a requirement that the notice of withdrawal from the 2020 ESPP, as amended, be on file with our office or representative designated by us for a reasonable period prior to the effectiveness of the participant’s withdrawal.

Upon a participant’s voluntary withdrawal from the 2020 ESPP, as amended, the participant’s accumulated 2020 ESPP, as amended, account balance which has not been applied toward the purchase of shares of common stock shall be refunded to the participant as soon as practicable after the withdrawal, without the payment of any interest, and the participant’s interest in the 2020 ESPP, as amended, and the offering shall terminate. Such amounts to be refunded may not be applied to any other offering under the 2020 ESPP, as amended.

Change in Control

In the event of a “Change in Control” (as defined in the 2020 ESPP, as amended) of the Company, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any participant, assume or continue our rights and obligations under outstanding purchase rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding purchase rights, the purchase date of the then current offering period shall be accelerated to a date before the date of the Change in Control specified by the Compensation Committee, but the number of shares of common stock subject to outstanding purchase rights shall not be adjusted. All purchase rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

Amendment or Termination of the 2020 ESPP, as Amended

The Compensation Committee, as administrator of the 2020 ESPP, as amended, may at any time amend, suspend or terminate the 2020 ESPP, as amended, except that (a) no such amendment, suspension or termination shall affect purchase rights previously granted under the 2020 ESPP, as amended, unless expressly provided by the Compensation Committee, and (b) no such amendment, suspension or termination may adversely affect a purchase right previously granted under the 2020 ESPP, as amended, without the consent of the participant, except to the extent permitted by the 2020 ESPP, as amended, or as may be necessary to qualify the 2020 ESPP, as amended, as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the 2020 ESPP, as amended, must be approved by the stockholders of the Company within twelve months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the 2020 ESPP, as amended, or would change the definition of the corporations that may be designated by the Compensation Committee as “Participating Companies” (as defined in the 2020 ESPP, as amended). Notwithstanding the foregoing, in the event that the Compensation Committee determines that continuation of the 2020 ESPP, as amended, or an offering would result in unfavorable financial accounting consequences to us, the Compensation Committee may, in its discretion and without the consent of any participant, including with respect to an offering period then in progress: (i) terminate the 2020 ESPP, as amended, or any offering period, (ii) accelerate the purchase date of any offering period, (iii) reduce the discount or the method of determining the purchase price in any offering period (e.g., by determining the purchase price solely on the basis of the “Fair Market Value” (as defined in the 2020 ESPP, as amended) on the purchase date), (iv) reduce the maximum number of shares of common stock that may be purchased in any offering period, or (v) take any combination of the foregoing actions.

Federal Income Tax Consequences Relating to the 2020 ESPP, as Amended

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made to a U.S. employee under the 2020 ESPP, as amended. It does not describe all federal tax consequences under the 2020 ESPP, as amended, nor does it describe state or local tax consequences.

The 2020 ESPP, as amended, is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the 2020 ESPP, as amended, are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase common stock (on the first day of an offering period) or when the right to purchase common stock is exercised (on the last day of the purchase period).

If the participating employee holds the common stock purchased under the 2020 ESPP, as amended, for at least two years after the first day of the offering period in which the common stock was acquired (the “Grant Date”) and for at least one year after the date the common stock is purchased, when the participating employee disposes of the common stock, he or she will recognize as ordinary income an amount equal to the lesser of:

(i)the excess of the fair market value of the common stock on the date of disposition over the price paid for the common stock; or

(ii)the fair market value of the common stock on the Grant Date multiplied by the discount percentage for stock purchases under the 2020 ESPP, as amended. We may choose 15% or a lesser discount percentage, including a zero discount percentage.

If the participating employee disposes of the common stock within two years after the Grant Date or within one year after the date the common stock is purchased, he or she will recognize ordinary income equal to the fair market value of the common stock on the last day of the purchase period in which the common stock was acquired less the amount paid for the common stock. The ordinary income recognition pertains to any disposition of common stock acquired under the 2020 ESPP, as amended (such as by sale, exchange or gift).

Upon disposition of the common stock acquired under the 2020 ESPP, as amended, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the common stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the common stock for at least one year. Otherwise, the capital gain or loss will be short-term.

If the participating employee satisfies the two-year holding period for common stock purchased under the 2020 ESPP, as amended, we will not receive any deduction for federal income tax purposes with respect to that common stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, we will be entitled to a deduction in an amount equal to the amount that is considered ordinary income. Otherwise, the 2020 ESPP, as amended, has no tax effect on the Company.

If the exercise of a purchase right does not constitute an exercise pursuant to an “employee stock purchase plan” under section 423 of the Code, the exercise of the purchase right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the purchase date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the purchase right, will be treated as a capital gain or loss, as the case may be.

Vote Required

We are asking our stockholders to approve an amendment to the 2020 ESPP to increase the total number of shares of common stock that may be issued under the 2020 ESPP by 1,000,000. A copy of the 2020 ESPP, with the proposed amendment in blackline text, is included as Appendix B to this Proxy Statement.

Approval of the aforementioned amendment to the 2020 ESPP by the stockholders of the Company requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting. Abstentions and broker “non-votes” will have no effect on this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT TO OUR 2020 IOVANCE EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES

PROPOSAL NO. 6 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 500,000,000 SHARES TO 650,000,000 SHARES

Our Charter currently authorizes us to issue a total of 500,000,000 shares of common stock, with a par value of $0.000041666 per share, and 50,000,000 shares of preferred stock, with a par value of $0.001 per share, for a total of 550,000,000 shares of all classes. On April 10, 2026, our Board of Directors approved an amendment to our Charter (the “Authorized Shares Amendment”) to increase the number of shares of authorized common stock from 500,000,000 shares to 650,000,000 shares, subject to stockholder approval, and consequently the total number of shares of all classes increased to 700,000,000.

Approval of the Authorized Shares Amendment requires the affirmative vote of the holders of a majority of the shares outstanding. Brokers are authorized to vote without instructions on this proposal. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether the foregoing proposal is approved.

Our Board of Directors has unanimously determined that the Authorized Shares Amendment is advisable and in the best interests of the Company and our stockholders and recommends that our stockholders approve the Authorized Shares Amendment. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), we are hereby seeking approval of the Authorized Shares Amendment by our stockholders. No other changes to our Charter are being proposed, including with respect to the number of authorized shares of our preferred stock. The Authorized Shares Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed Authorized Shares Amendment will be identical to the shares of common stock currently authorized and outstanding under our Charter, none of which have preemptive or similar rights to acquire the newly authorized shares. Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed Authorized Shares Amendment to increase the number of authorized shares of common stock, and we will not independently provide stockholders with any such rights.

Reasons for the Authorized Shares Amendment

Our Board of Directors is proposing the Authorized Shares Amendment to increase the number of authorized shares of our common stock from 500,000,000 shares to 650,000,000 shares, and consequently increase the total number of shares of all classes from 550,000,000 to 700,000,000. Of the 500,000,000 shares of common stock that are currently authorized to be issued under the Charter, as of the Record Date, 446,502,396 shares of common stock are issued and outstanding, 194 shares of our Series A Preferred are outstanding, which shares of Series A Preferred are convertible into 97,000 shares of common stock, and 1,932,667 shares of our Series B Preferred are outstanding, which shares of Series B Preferred are convertible into 1,932,667 shares of common stock, and, 43,806,890 shares of common stock are reserved for issuance under our equity plans (which does not include the additional shares reflecting the proposed increases to such plans as specified in this proxy statement). Therefore, we currently have only a limited number of authorized shares of common stock available for future issuance.

In determining the magnitude of the Authorized Shares Amendment, our Board of Directors considered a number of factors, including our historical issuances of shares and potential future needs, our need to issue additional shares in connection with one or more future equity transactions, acquisitions or other strategic transactions and future issuances under equity compensation plans.

The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including the consummation of equity-based financings involving common stock or securities convertible into or exercisable for common stock (“equity-linked securities”), acquisition or strategic joint venture transactions involving the issuance of common stock or equity-linked securities, grants of common stock and equity-linked securities to our current and future employees and directors, or for other general corporate purposes that our Board of Directors may deem advisable from time to time.

Our Board of Directors believes that the proposed increase in the number of authorized shares of common stock will also benefit us by improving our ability to raise funding through the issuance of shares of common stock. As of the date of this proxy statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal, and there are no negotiations pending with respect to the issuance thereof for any purpose. Our Board of Directors does not intend to issue any common stock except on terms which our Board of Directors deems to be in the best interests of our Company and its then existing stockholders.

Potential Effects of Not Approving the Authorized Shares Amendment

Without an increase in the number of authorized shares of common stock, we may be constrained in our ability to raise capital in a timely fashion or at all and may be unable to complete our clinical programs, commercialize our products, or conduct important business activities, which could adversely affect our financial performance and growth. For example, if the stockholders do not approve this proposal, then we may not have needed additional shares available or may be required to seek stockholder approval in connection with a transaction, which may delay or otherwise have a material adverse effect on us. If our Company’s stockholders do not approve the increase in authorized shares of common stock, then our Company will not be able to increase the total number of authorized shares of common stock from 500,000,000 to 650,000,000, and therefore, the Company could be limited in its ability to use shares of common stock for financing, issuing stock options and other equity awards or other general corporate purposes.

Potential Effects of Approving the Authorized Shares Amendment

The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. However, our Board of Directors will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed, including The Nasdaq Global Market. The issuance of additional shares of common stock may decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock.

While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of our Company through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control of our Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of our Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort to which our Company is aware to accumulate common stock or obtain control of our Company.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should our Board of Directors determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

We can provide no assurance that we will be successful in amending our Charter to increase the number of shares of common stock that are available for issuance, or that the Authorized Shares Amendment will not have an adverse effect on our stock price.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Effectiveness of the Authorized Shares Amendment

The form of the Authorized Shares Amendment is attached as Appendix B to this proxy statement. If the Authorized Shares Amendment is approved by our stockholders, it will become effective upon the acceptance by the Secretary of State of the State of Delaware of the filing of the Authorized Shares Amendment. Such filing is expected to occur promptly after stockholder approval of this proposal. If this proposal is not approved, our Charter would remain unchanged and the number of authorized shares of common stock would remain at 500,000,000. Other than as described herein, this proposed Authorized Shares Amendment effects no other changes to our Charter.

Vote Required

This Proposal requires the affirmative vote of the majority of shares outstanding. Brokers are authorized to vote without direction from you and therefore are included in the number of affirmative votes required to achieve a majority. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present and are counted as a vote against for purposes of determining whether the foregoing proposal is approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 500,000,000 SHARES TO 650,000,000 SHARES.

PROPOSAL NO. 7 – APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL 6

If at the Annual Meeting, the number of shares entitled to vote and voting in favor of Proposal 6 is insufficient to approve such proposal, we may move to adjourn the Annual Meeting in order to enable the Board of Directors to continue to solicit additional proxies in favor of Proposal 6.

In this proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If the Company’s shareholders approve the adjournment, postponement or continuation proposal, the Company could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 6, including the solicitation of proxies from shareholders that have previously voted against such proposal.

Vote Required

This Proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker “non-votes”) at the Annual Meeting. Abstentions and broker “non-votes” will have no effect on this Proposal. Because brokers have discretionary authority to vote on this Proposal, we do not expect any broker “non-votes” in connection with this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING TO APPROVE PROPOSAL 6.

FISCAL YEAR 2025 ANNUAL REPORT AND SEC FILINGS

Our financial statements for our fiscal year ended December 31, 2025, are included in our 2025 Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our 2025 Annual Report are posted on our website at www.iovance.com and are also available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to the Corporate Secretary, at Iovance Biotherapeutics, Inc., 825 Industrial Road, Suite 100, San Carlos, California 94070.

***

OTHER MATTERS

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
San Carlos, California
[ ], 2026

APPENDIX A

IOVANCE BIOTHERAPEUTICS, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN AS AMENDED

1. Establishment, Purpose and Term of Plan.

1.1 Establishment. The Iovance Biotherapeutics, Inc. 2020 Employee Stock Purchase Plan (as amended from time to time, the “Plan”) is hereby established effective as of June 8, 2020, the date of its initial approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee.

2. Definitions and Construction.

2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company.

(b) “Change in Control” means the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(p)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(c) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(d) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(e) “Company” means Iovance Biotherapeutics, Inc., a Delaware corporation, or any successor corporation thereto.

(f) “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime payments, shift premiums and payments for paid time off, calculated before deduction of (i) any income or employment tax withholdings or (ii) any amounts deferred pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to such amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include (i) sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by a Participating Company on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), (iii) payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or (iv) any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option or other stock-based compensation plan, or any other compensation not expressly included by this Section.

(g) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h) “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.

(i) “Fair Market Value” means, as of any date:

(i) If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.

(ii) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.

(j) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(k) “Non-United States Offering” means a separate Offering covering Eligible Employees of one or more Participating Companies whose Eligible Employees are subject to a prohibition under applicable law on payroll deductions, as described in Section 11.1(b).

(l) “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.

(m) “Offering Date” means, for any Offering Period, the first day of such Offering Period.

(n) “Offering Period” means a period, established by the Committee in accordance with Section 6, during which an Offering is outstanding.

(o) “Officer” means any person designated by the Board as an officer of the Company.

(p) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(q) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(r) “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(s) “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Exhibit A to this Plan those Participating Companies whose Eligible Employees may participate in the Plan.

(t) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(u) “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period.

(v) “Purchase Period” means a period, established by the Committee in accordance with Section 6, included within an Offering Period and on the final date of which outstanding Purchase Rights are exercised.

(w) “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(x) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.

(y) “Securities Act” means the Securities Act of 1933, as amended.

(z) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(aa) “Subscription Agreement” means a written or electronic agreement, in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation or other method of payment authorized by the Committee pursuant to Section 11.1(b).

(bb) “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(cc) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. Administration.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Right, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Power to Adopt Sub-Plans or Varying Terms with Respect to Non-U.S. Employees. The Committee shall have the power, in its discretion, to adopt one or more sub-plans of the Plan as the Committee deems necessary or desirable to comply with the laws or regulations, tax policy, accounting principles or custom of foreign jurisdictions applicable to employees of a subsidiary business entity of the Company, provided that any such sub-plan shall not be within the scope of an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any of the provisions of any such sub-plan may supersede the provisions of this Plan, other than Section 4. Except as superseded by the provisions of a sub-plan, the provisions of this Plan shall govern such sub-plan. Alternatively and in order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion, to grant Purchase Rights in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.

3.4 Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such section.

3.5 Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such section, except as otherwise permitted by Section 3.3 and the regulations under Section 423 of the Code.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be ~~2,900,000~~ 3,900,000 and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, the Annual Increase, the limit on the shares which may be purchased by any Participant during an Offering (as described in Sections 8.1 and 8.2) and each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5. Eligibility.

5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:

(a) Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

(b) Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

5.2 Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

5.3 Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

6. Offerings.

The Plan shall be implemented by sequential Offerings of approximately six (6) months’ duration or such other duration as the Committee shall determine. Offering Periods shall commence on or about the fifteenth (15th) days of June and December each year and end on or about the fourteenth (14th) day of the next December and June, respectively, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the Committee shall so determine in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of an Offering Period or a Purchase Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period.

7. Participation in the Plan.

7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8. Right to Purchase Shares.

8.1 Grant of Purchase Right. Except as otherwise provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date or (b) the Share Limit (determined as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be determined by multiplying 420 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

8.2 Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code and the regulations thereunder.

9. Purchase Price.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10. Accumulation of Purchase Price through Payroll Deduction.

Except as provided in Section 11.1(b) with respect to a Non-United States Offering, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than twenty percent (20%). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.

10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3 Election to Decrease or Stop Payroll Deductions. During an Offering Period, a Participant may elect to decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects, effective following the first pay day of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.1.

10.4 Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.

10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b)) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All such amounts received or held by the Company may be used by the Company for any corporate purpose.

10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account.

11. Purchase of Shares.

11.1 Exercise of Purchase Right.

(a) Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

(b) Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited by applicable law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.

11.2 Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

11.3 Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

11.4 Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

11.5 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.6 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7 Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to his or her Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.

12. Withdrawal from Plan.

12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2 Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

13. Termination of Employment or Eligibility.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

14. Effect of Change in Control on Purchase Rights.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15. Nontransferability of Purchase Rights.

Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

16. Compliance with Securities Law.

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17. Rights as a Stockholder and Employee.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

18. Notification of Disposition of Shares.

The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

19. Legends.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20. Designation of Beneficiary.

20.1 Designation Procedure. Subject to local laws and procedures, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

20.2 Absence of Beneficiary Designation. If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.

21. Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Amendment or Termination of the Plan.

The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.

* * *

As adopted by the Board of Directors of the Company on March 24, 2020, and as adopted by the stockholders of the Company on June 8, 2020, and as amended by the Board of Directors of the Company on April 18, 2023 and adopted by the stockholders of the Company on June 6, 2023, and as amended by the Committee on April 18, 2024 and adopted by the stockholders of the Company on June 11, 2024, and as ~~further~~ amended by the Board on April 21, 2025 and adopted by the stockholders of the Company on June 10, 2025, and as further amended by the Board on April 10, 2026.

APPENDIX B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION, AS AMENDED, OF

IOVANCE BIOTHERAPEUTICS, INC.

Iovance Biotherapeutics, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST: The Certificate of Incorporation of the Company is hereby amended by deleting the first sentence of Article IV thereof in its entirety and inserting the following in lieu thereof:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Seven Hundred Million (700,000,000), consisting of (a) Six Hundred Fifty Million (650,000,000) shares of Common Stock, $0.000041666 par value per share (“Common Stock”), and (b) Fifty Million (50,000,000) shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

SECOND: Except as explicitly amended by the foregoing amendment, the language of Article IV of the Certificate of Incorporation shall remain unchanged.

THIRD: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242(b) of the General Corporation Law of the State of Delaware.

FIFTH: That this Certificate of Amendment to the Certificate of Incorporation shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this [__] day of [__], 2026.

IOVANCE BIOTHERAPEUTICS, INC.

By: ________________________________________________________

Name: Frederick G. Vogt, Ph.D., J.D.

Title: Interim Chief Executive Officer and President, and General Counsel

B-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V94736-P47264 ! ! ! 01) Iain Dukes, D. Phil. 02) Athena Countouriotis, M.D. 03) Ryan Maynard 04) Wayne P. Rothbaum 05) Frederick G. Vogt, Ph.D., J.D. 06) Michael Weiser, M.D., Ph.D. For All Withhold All For All Except For Against Abstain For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. IOVANCE BIOTHERAPEUTICS, INC. 825 INDUSTRIAL ROAD, SUITE 100 SAN CARLOS, CALIFORNIA 94070 Nominees: 2. To approve, by non-binding advisory vote, the compensation of our named executive officers; 3. To approve, by non-binding advisory vote, the frequency of our future votes on the compensation of our named executive officers; 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; 5. To approve an amendment to our 2020 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 1,000,000 shares; 6. To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's common stock from 500,000,000 shares to 650,000,000 shares; and 7. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 6. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. IOVANCE BIOTHERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1. To elect six directors named in the proxy statement accompanying this notice to serve until the 2027 Annual Meeting of Stockholders; The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 1 YEAR on the following proposal: NOTE: Such other business as may properly come before the meeting or at any adjournment or postponement thereof. 1 Year 2 Years 3 Years Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IOVA2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V94737-P47264 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IOVANCE BIOTHERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS June 10, 2026 at 11:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Fred Vogt and Corleen Roche, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of IOVANCE BIOTHERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time, on Wednesday, June 10, 2026, virtually at www.virtualshareholdermeeting.com/IOVA2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or at any adjournment or postponement thereof. Continued and to be signed on reverse side